AEGON/TRANSAMERICA SERIES FUND, INC.
             (FORMERLY, WRL SERIES FUND, INC.)


             AGGRESSIVE EQUITY PORTFOLIOS
             o VAN KAMPEN EMERGING GROWTH

             o ALGER AGGRESSIVE GROWTH

             o THIRD AVENUE VALUE



             WORLD EQUITY PORTFOLIOS
             o GE INTERNATIONAL EQUITY

             o JANUS GLOBAL


             GROWTH EQUITY PORTFOLIOS
             o JANUS GROWTH
             o GE U.S. EQUITY
             o C.A.S.E. GROWTH

             o NWQ VALUE EQUITY



             BALANCED PORTFOLIOS

             o DEAN ASSET ALLOCATION

             o LKCM STRATEGIC TOTAL RETURN

             o FEDERATED GROWTH & INCOME
             o AEGON BALANCED


             FIXED-INCOME PORTFOLIOS
             o AEGON BOND



             CAPITAL PRESERVATION PORTFOLIOS
             o J.P. MORGAN MONEY MARKET

                                  Prospectus







                    The Securities and Exchange Commission
                     has not approved or disapproved these

                           securities or passed upon
                       the adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.




                                  May 1, 2001

 TABLE OF CONTENTS



INVESTOR INFORMATION ..........................    1
ALL ABOUT THE FUND
  AGGRESSIVE EQUITY PORTFOLIOS
   Van Kampen Emerging Growth .................    2
   Alger Aggressive Growth ....................    3
   Third Avenue Value .........................    3
  WORLD EQUITY PORTFOLIOS
   GE International Equity ....................    9
   Janus Global ...............................    9
  GROWTH EQUITY PORTFOLIOS
   Janus Growth ...............................   13
   GE U.S. Equity .............................   13
   C.A.S.E. Growth ............................   14
   NWQ Value Equity ...........................   14
  BALANCED PORTFOLIOS
   Dean Asset Allocation ......................   19
   LKCM Strategic Total Return ................   20
   Federated Growth & Income ..................   20
   AEGON Balanced .............................   21
  FIXED-INCOME PORTFOLIOS
   AEGON Bond .................................   26
  CAPITAL PRESERVATION PORTFOLIOS
   J.P. Morgan Money Market ...................   29
RISK/REWARD INFORMATION .......................   32
EXPLANATION OF STRATEGIES AND RISKS ...........   33
HOW THE FUND IS MANAGED AND ORGANIZED .........   38
PERFORMANCE INFORMATION .......................   41
OTHER INFORMATION .............................   43
FINANCIAL HIGHLIGHTS ..........................   45




     AEGON/Transamerica Series Fund, Inc. (Fund) currently offers thirty-one separate series or investment portfolios. This prospectus includes fifteen of these portfolios. The Fund is an open-end management investment company, more commonly known as a mutual fund.


     Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company (formerly, PFL Life Insurance Company), AUSA Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.


     A particular portfolio of the Fund may not be available under the policy or annuity contract you have chosen. The prospectus or disclosure document for your policy or annuity contract shows the portfolios available to you.


     Please read this prospectus carefully before selecting a portfolio. It provides information to assist you in your decision. If you would like additional information about a portfolio, please request a copy of the Statement of Additional Information (SAI) (see back cover). The SAI is incorporated by reference into this prospectus.


                                   Prospectus

 INVESTOR INFORMATION

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.


These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.


The icons are for your convenience and to assist you as you read this prospectus.


/target/ The target directs you to a portfolio's goal or objective.


/chess piece/ The chess piece indicates discussion about a
              portfolio's strategies.


/warning sign/   The warning sign indicates the risks of investing
                 in a portfolio.


/graph/  The graph indicates investment performance.


/question mark/ The question mark provides additional
                information about the Fund or may direct you on how to obtain further information.


SHARES OF A PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS ARE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE FUND'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE FUND'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.


                                  Prospectus 1

 AGGRESSIVE EQUITY PORTFOLIOS


VAN KAMPEN EMERGING GROWTH (formerly WRL VKAM Emerging Growth)

ALGER AGGRESSIVE GROWTH (formerly WRL Alger Aggressive Growth)

THIRD AVENUE VALUE (formerly WRL Third Avenue Value)


THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES CERTAIN AGGRESSIVE EQUITY PORTFOLIOS OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS. FOR FURTHER INFORMATION ON THESE PORTFOLIOS, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 35, AND THE FUND'S SAI.


/target/ OBJECTIVES



VAN KAMPEN EMERGING GROWTH
This portfolio seeks capital appreciation by investing primarily in common stocks of small and medium-sized companies.



ALGER AGGRESSIVE GROWTH
This portfolio seeks long-term capital appreciation.


THIRD AVENUE VALUE

This portfolio seeks long-term capital appreciation.

     WHAT IS AN AGGRESSIVE EQUITY PORTFOLIO?

   An Aggressive Equity Portfolios seeks maximum capital appreciation (a rise in the share price/value). Current income is not a significant factor. Some portfolios that are included in this category may invest in out-of-the main-stream stocks, such as those of fledging or struggling companies, or those in new or currently out-of-favor industries. Some portfolios in this category may also use specialized investment techniques such as options or short-term investing. For these reasons, these portfolios usually entail greater risk than the overall equity portfolio category.



/chess piece/ POLICIES AND STRATEGIES



VAN KAMPEN EMERGING GROWTH

The portfolio's sub-adviser, Van Kampen Asset Management Inc. (Van Kampen), seeks to achieve the portfolio's objective by investing:

o At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that Van Kampen believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.


o Options


o Futures


Van Kampen invests at least 65% of the portfolio's assets (under normal market conditions) in common stocks of companies that are in the early stages of their life cycle, and are believed by Van Kampen to have rising earnings estimates and valuations. Some securities may have above average price volatility. Van Kampen attempts to reduce overall exposure to risk from declines in the security prices by spreading the portfolio's investments over many different companies in a variety of industries.


Van Kampen will utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen will invest up to 20% of the portfolio's total assets in securities of foreign issuers.


In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at


                                  Prospectus 2
least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.


The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.



The portfolio may take a temporary defensive position when the securities trading markets or the economy are experiencing volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these conditions, the portfolio will be unable to achieve its investment objective.



ALGER AGGRESSIVE GROWTH
The portfolio's sub-adviser, Fred Alger Management, Inc. (Alger), seeks to achieve the portfolio's objective by investing principally in:


o Equity securities such as common or preferred stocks



o Convertible securities (convertible securities are securities which can be exchanged or converted into common stock of such companies)



To a lesser extent, the sub-adviser may invest portfolio assets in:


o U.S. dollar denominated securities of foreign issuers (American Depositary Receipts (ADRs))


o Money market instruments


o Repurchase agreements


Under normal market conditions, the portfolio invests at least 85% of its assets in common stocks. The portfolio invests in companies of any size that the portfolio managers consider to be rapid growing. A research oriented, "bottom-up" approach to security selection is emphasized.

The portfolio may also use leveraging, a technique that involves borrowing money to invest in an effort to enhance shareholder returns.


The portfolio's managers may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. This may be inconsistent with the portfolio's principal investment strategies. During this time, the portfolio may invest up to 100% of its assets in money market instruments and cash equivalents. Under these circumstances, the portfolio will be unable to pursue its investment objective.

   WHAT IS A "BOTTOM-UP" APPROACH?
   When portfolio managers use a "bottom-up" approach, they look primarily at individual companies against the context of broader market factors.



THIRD AVENUE VALUE
The portfolio's sub-adviser, EQSF Advisers, Inc. (EQSF), seeks to achieve the portfolio's investment objective by investing principally in:

o Common stocks

o Debt securities

o High-yield/high-risk fixed-income securities


o Foreign securities


The portfolio invests to a lesser extent, in trade claims. (Trade claims are interests in amounts owed to suppliers or services and are purchased from creditors of companies in financial difficulty.)


EQSF employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.


EQSF defines value as buying "what is SAFE AND CHEAP," with the primary emphasis on SAFE. Attractive equity investments generally exhibit four essential characteristcs:

    o Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high quality assets.


                                  Prospectus 3

    o Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

    o Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

    o Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.


The portfolio's classification as "non-diversified" under the Investment Company Act of 1940 (1940 Act) means that the portfolio has the ability to take larger positions in a smaller number of issuers.



However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.



/warning sign/  RISKS OF INVESTING IN
                AGGRESSIVE EQUITY PORTFOLIOS


The principal risks of investing in Aggressive Equity Portfolios that may adversely affect your investment are described below. (Not all of these risks apply to each Aggressive Equity Portfolio. See the chart below for the principal risks of your portfolio.) Please note that there are many other circumstances which could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks" beginning on page 35 and the Fund's SAI for more information about the risks of investing in the Aggressive Equity Portfolios.


                                PRINCIPAL RISKS
                         AGGRESSIVE EQUITY PORTFOLIOS


                                             PORTFOLIO
                              ----------------------------------------
                               VAN KAMPEN        ALGER       THIRD
RISKS                           EMERGING      AGGRESSIVE     AVENUE
---------------------------      GROWTH         GROWTH       VALUE
STOCKS                                 X              X          X
INVESTING AGGRESSIVELY                 X              X          X
NON-DIVERSIFICATION                                              X
FUTURES & OPTIONS                      X
FOREIGN SECURITIES                     X                         X
CONVERTIBLES                                          X
VALUE INVESTING                                                  X
EMERGING GROWTH COMPANIES              X


o STOCKS



While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.


Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.



                                  Prospectus 4

o INVESTING AGGRESSIVELY

    o The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.


    o Rights, options and futures contracts may not be exercised and may expire worthless.

    o Warrants and rights may be less liquid than stocks.


    o Use of futures and other derivatives may make the portfolio more volatile.



o NON-DIVERSIFICATION


To the extent a portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified portfolio and may be subject to greater risk of loss with respect to its portfolio securities.


o FUTURES AND OPTIONS


Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

     o Inaccurate market predictions

     o Imperfect correlation


     o Illiquidity


     o Tax considerations


The portfolios are not required to hedge their investments.


o FOREIGN SECURITIES


Investments in foreign securities involve risks relating to political, social and economic developments abroad as well as risks resulting from differences in regulations to which U.S. and foreign issuers and markets are subject. To the extent a portfolio invests in emerging markets, these risks would be greater. These risks include:

     o Changes in currency values

     o Currency speculation

     o Currency trading costs

     o Different accounting and reporting practices

     o Less information available to the public

     o Less (or different) regulation of securities markets

     o More complex business negotiations

     o Less liquidity

     o More fluctuations in market prices

     o Delays in settling foreign securities transactions

     o Higher transaction costs

    o Higher costs for holding foreign securities (custodial fees)

     o Vulnerability to seizure and taxes

     o Political instability and small markets

     o Different market trading days

     o Investment and repatriation restriction


o EMERGING GROWTH COMPANIES
  (VAN KAMPEN EMERGING GROWTH)



Companies that Van Kampen believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people, or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.



o CONVERTIBLES


As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.


o VALUE INVESTING RISK



Undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds will typically underperform when growth investing is in favor.



                                  Prospectus 5

o LEVERAGING


Leveraging by a portfolio involves special risks:

    o Leveraging practices may make a portfolio more volatile.

    o Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio's securities.

    o Money borrowed for leveraging is subject to interest costs.


    o Minimum average balances may need to be maintained or a line of credit in connection with borrowing may be necessary resulting in an increase in the cost of borrowing over the stated interest rate.



YOU MAY LOSE MONEY IF YOU INVEST IN ANY OF THE AGGRESSIVE EQUITY PORTFOLIOS.




/chess piece/  INVESTOR PROFILES


VAN KAMPEN EMERGING GROWTH

May be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wish to add to his personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.



ALGER AGGRESSIVE GROWTH


For the investor who seeks capital growth aggressively, and can tolerate wide swings in the value of his investment.



THIRD AVENUE VALUE


For the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.



                                  Prospectus 6

 /graph/ PORTFOLIO PERFORMANCE


The bar charts and tables below give an indication of the portfolios' risks and performance. The charts show changes in a portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The tables show how a portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.


WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.


 VAN KAMPEN EMERGING GROWTH
(7.36)%    49.70%   18.88%   21.45%   37.33%   105.16%   (11.92)%
1994        1995    1996     1997     1998     1999      2000

   --------------------------------------------------------------------


         HIGHEST AND LOWEST RETURN
           (Quarterly 1994-2000)
-------------------------------------------
                             QUARTER ENDED
Highest     62.73 %               12/31/99
Lowest       (25.80)%             12/31/00


--------------------------------------------------------------------------------

                  AVERAGE ANNUAL TOTAL RETURNS
                   (through December 31, 2000)
-----------------------------------------------------------------
                                                       SINCE
                                                     INCEPTION
                           1 YEAR       5 YEARS   (MARCH 1, 1993)
Van Kampen
   Emerging Growth         (11.92)%     29.08%            25.90%
S&P 500 Composite
   Stock Index              (9.10)%     18.33%            17.25%

--------------------------------------------------------------------------------


 ALGER AGGRESSIVE GROWTH

 38.02%  10.45%   24.25%   48.69%   69.02%    (31.33)%
 1995    1996     1997     1998     1999      2000


   --------------------------------------------------------------------

         HIGHEST AND LOWEST RETURN
           (Quarterly 1995-2000)
-------------------------------------------
                             QUARTER ENDED
Highest     44.67 %               12/31/99
Lowest       (22.51)%             12/31/00

--------------------------------------------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURNS
                  (through December 31, 2000)
---------------------------------------------------------------
                                                     SINCE
                                                   INCEPTION
                         1 YEAR       5 YEARS   (MARCH 1, 1994)
Alger Aggressive
   Growth                (31.33)%     18.82%            18.70%
S&P 500 Composite
   Stock Index            (9.10)%     18.33%            18.61%

--------------------------------------------------------------------------------

                                  Prospectus 7

 THIRD AVENUE VALUE

(6.84)%   15.72%   35.47%
1998     1999      2000


   --------------------------------------------------------------------

         HIGHEST AND LOWEST RETURN
           (Quarterly 1998-2000)
-------------------------------------------
                             QUARTER ENDED
Highest     22.81 %                3/31/00
Lowest       (17.57)%              9/30/98

--------------------------------------------------------------------------------

              AVERAGE ANNUAL TOTAL RETURNS
               (through December 31, 2000)
---------------------------------------------------------
                                              SINCE
                                            INCEPTION
                          ONE YEAR      (JANUARY 2, 1998)
Third Avenue Value     35.47 %                13.48%
S&P 500 Composite
   Stock Index          (9.10)%               12.27%

--------------------------------------------------------------------------------




                                  Prospectus 8

 WORLD EQUITY PORTFOLIOS


GE INTERNATIONAL EQUITY (formerly WRL GE International Equity)

JANUS GLOBAL (formerly WRL Janus Global)


THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES CERTAIN WORLD EQUITY PORTFOLIOS OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS. FOR FURTHER INFORMATION ON THESE PORTFOLIOS, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 35, AND THE FUND'S SAI.



/target/ OBJECTIVES

GE INTERNATIONAL EQUITY

This portfolio seeks long-term growth of capital.


JANUS GLOBAL


This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

     WHAT IS A WORLD EQUITY PORTFOLIO?

   World Equity portfolios include both global and international portfolios. These portfolios invest in equity securities of companies worldwide. Global portfolios invest in securities traded worldwide, including issuers in the U.S. International portfolios invest in securities of companies located outside the U.S. (2/3 of the portfolio's assets must be so invested at all times to qualify as an international portfolio.)


/chess piece/ POLICIES AND STRATEGIES

GE INTERNATIONAL EQUITY

The portfolio's sub-adviser, GE Asset Management Incorporated (GEAM), seeks to achieve the portfolio's investment objective by investing principally in:

    o Common stocks of companies located in developed and developing countries other than the United States


GEAM focuses on companies that it expects will grow faster than relevant markets and whose security price does not, in GEAM's view, fully reflect their potential for growth. Under normal circumstances, the portfolio's assets are invested in foreign securities of companies representing at least three different countries.



GEAM determines the country represented by an issuer by reference to the country in which the issuer is organized; derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed; has at least 50% of its assets situated; or has the principal trading market for its securities.



GEAM seeks to identify securities of growth companies with characteristics such as:

    o Low prices relative to their long-term cash earnings potential

    o Potential for significant improvement in the company's business

    o Financial strength

    o Sufficient liquidity


The portfolio invests, not only in the larger markets of Europe and Japan, but also may invest in the smaller markets of Asia, emerging Europe, Latin America, and other emerging markets.


The portfolio may, to a lesser extent, invest in equity securities other than common stocks (including preferred securities, depositary receipts such as ADRs, EDRs and GDRs, convertible securities, and rights and warrants), securities of companies located in the United States, debt securities or other securities.


The portfolio also may use various investment techniques to adjust the portfolio's investment exposure, but there is no guarantee that these techniques will work.


JANUS GLOBAL


The portfolio's sub-adviser, Janus Capital Corporation (Janus) seeks to achieve the portfolio's investment objective by investing principally in:


o Common stocks of foreign and domestic issuers


o Depositary receipts including ADRs, GDRs and EDRs


The portfolio may also use forward foreign currency contracts for hedging.


                                  Prospectus 9

Janus' main strategy is to use a "bottom up" approach to build the portfolio's investment portfolio. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.


Foreign securities are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.


When evaluating foreign investments, Janus (in addition to looking at individual companies) considers such factors as:

     o Expected levels of inflation in various countries



    o Government policies that might affect business conditions


    o The outlook for currency relationships

    o Prospects for economic growth among countries, regions or geographic areas

/warning sign/ RISKS OF INVESTING IN WORLD

               EQUITY PORTFOLIOS

The principal risks of investing in these World Equity Portfolios that may adversely affect your investment are described below. (Not all of these risks apply to each World Equity Portfolio. See the chart below for the principal risks of your portfolio.) Please note that there are many other circumstances which could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks" beginning on page 35, and the Fund's SAI for more information about the risks associated with investing in the World Equity Portfolios.


                                PRINCIPAL RISKS
                            WORLD EQUITY PORTFOLIOS


                                  PORTFOLIO
                          -------------------------
                                 GE
RISKS                      INTERNATIONAL     JANUS
-----------------------        EQUITY        GLOBAL
STOCKS                                X          X
FOREIGN SECURITIES                    X          X
EMERGING MARKETS RISK                 X
DEPOSITARY RECEIPTS                              X


o STOCKS


While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.



Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

o FOREIGN SECURITIES



Investments in foreign securities involve risks relating to political, social and economic developments abroad as well as risks resulting from differences in regulations to which U.S. and foreign issuers and markets are subject. To the extent a portfolio invests in emerging markets, these risks would be greater. These risks include:


     o Changes in currency values


     o Currency speculation

     o Currency trading costs


                                 Prospectus 10

     o Different accounting and reporting practices

     o Less information available to the public
     o Less (or different) regulation of securities markets
     o Greater complex business negotiations
     o Less liquidity
     o More fluctuations in prices
     o Delays in settling foreign securities transactions
     o Higher costs for holding shares (custodial fees)
     o Higher transaction costs
     o Vulnerability to seizure and taxes
     o Political instability and small markets
     o Different market trading days
     o Forward foreign currency contracts for hedging



o EMERGING MARKETS RISK



Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.


o DEPOSITARY RECEIPTS



Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. They are subject to some of the same risks as direct investments in foreign securities, including currency risk. The regulatory requirements with respect to depositary receipts that are issued in sponsored and unsponsored programs are generally similar, but the issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the depositary receipts. The entire value of the portfolio may decrease if the technology industry suffers a loss.



YOU MAY LOSE MONEY IF YOU INVEST IN ANY OF THE WORLD EQUITY PORTFOLIOS.





/chess piece/  INVESTOR PROFILES

GE INTERNATIONAL EQUITY


For the investor who seeks long-term capital growth through foreign investments, and who is able to tolerate the significant risks in such investments.


JANUS GLOBAL

For the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the significant risks associated with foreign investing.



                                 Prospectus 11

/graph/  PORTFOLIO PERFORMANCE


The bar charts and tables below give an indication of the portfolios' risks and performance. The charts show changes in a portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The tables show how a portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.


WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

 GE INTERNATIONAL EQUITY

7.50%    12.85%   24.95%    (12.99)%
1997     1998     1999      2000

  --------------------------------------------------------------------

         HIGHEST AND LOWEST RETURN
           (Quarterly 1997-2000)
-------------------------------------------
                             QUARTER ENDED
Highest     22.87 %          12/31/99
Lowest       (17.69)%        9/30/98

--------------------------------------------------------------------------------

                   AVERAGE ANNUAL TOTAL RETURNS
                   (through December 31, 2000)
------------------------------------------------------------------
                                                       SINCE
                                                     INCEPTION
                                     1 YEAR      (JANUARY 2, 1997)
GE International Equity            (14.99)%                 6.55%
Morgan Stanley Capital
   International-Europe,
   Asia & Far East Asia Index
   (MSCI-EAFE)                     (13.96)%                 7.70%

--------------------------------------------------------------------------------


 JANUS GLOBAL

33.05%   0.25%       23.06%  27.74%   18.74%   30.01%   71.01%    (17.55)%
1993     1994        1995    1996     1997     1998     1999      2000

  --------------------------------------------------------------------

         HIGHEST AND LOWEST RETURN
           (Quarterly 1993-2000)
-------------------------------------------
                             QUARTER ENDED
Highest     46.11 %          12/31/99
Lowest       (16.52)%        9/30/98


--------------------------------------------------------------------------------

                   AVERAGE ANNUAL TOTAL RETURNS
                   (through December 31, 2000)
------------------------------------------------------------------
                                                      SINCE
                                                    INCEPTION
                        1 YEAR      5 YEARS     (DECEMBER 3, 1992)
Janus Global          (17.55)%      22.71%                 21.15%
Morgan Stanley
   Capital
   International
   World Index
   (MSCIW)            (12.92)%      12.53%                 16.05%

--------------------------------------------------------------------------------

                                 Prospectus 12

 GROWTH EQUITY PORTFOLIOS


JANUS GROWTH (formerly WRL Janus Growth)

GE U.S. EQUITY (formerly WRL GE U.S. Equity)

C.A.S.E. GROWTH (formerly WRL C.A.S.E. Growth)

NWQ VALUE EQUITY (formerly WRL NWQ Value Equity)


THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES CERTAIN GROWTH EQUITY PORTFOLIOS OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS. FOR FURTHER INFORMATION ON THESE PORTFOLIOS, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 35, AND THE FUND'S SAI.

/target/ OBJECTIVES



JANUS GROWTH

This portfolio seeks growth of capital.



GE U.S. EQUITY


This portfolio seeks long-term growth of capital.



C.A.S.E. GROWTH

This portfolio seeks annual growth of capital through investment in companies whose management, financial resources and fundamentals appear attractive on a scale measured against each company's present value.



NWQ VALUE EQUITY

This portfolio seeks to achieve maximum, consistent total return with minimum risk to principal.

    WHAT IS A GROWTH EQUITY PORTFOLIO?

   Each growth equity portfolio invests in the common stock of companies that offer potentially rising share prices. These portfolios seek to provide capital appreciation (a rise in share price) rather than steady income.


/chess piece/  POLICIES AND STRATEGIES


JANUS GROWTH

The Portfolio's sub-adviser, Janus Capital Corporation (Janus), seeks to achieve the portfolio's objective by investing principally in:

o Common stocks


The portfolio's strategy is to invest almost all of its assets in common stock at times when Janus believes the market environment favors such investing.


Janus generally takes a "bottom-up" approach to building the stock portfolio. In other words, Janus seeks to identify individual companies with earnings growth potential that may not be recognized by the stock market at large.


Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.



Janus may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse market conditions exist. This may be inconsistent with the portfolio's principal investment strategies. Under these circumstances, the portfolio may be unable to achieve its investment objective.




GE U.S. EQUITY

The portfolio's sub-adviser, GE Asset Management Incorporated (GEAM), seeks to meet the portfolio's investment objective by investing primarily in:


o Common stocks of U.S. companies


GEAM uses a Multi-Style(R) investment strategy that combines growth and value investment management styles. As a result, the portfolio has characteristics


                                 Prospectus 13
similar to the Standard & Poor's 500 Composite Stock Index, including capital appreciation and income potential. Stock selection is key to the performance of the portfolio.


Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as: attractive valuations, financial strength and high quality management focused on generating shareholder value.



The portfolio may, to a lesser extent, invest in equity securities other than common stocks (including preferred securities, depositary receipts such as ADRs, EDRs and GDRs, convertible securities, and rights and warrants) foreign securities, debt securities or other securities, and use various investment techniques and investment strategies in pursuit of its investment objective.



C.A.S.E. GROWTH

The portfolio's sub-adviser, C.A.S.E. Management, Inc. (C.A.S.E.), seeks to achieve the portfolio's investment objective by investing principally in:


o Common stocks


o Preferred stocks


o Convertible stocks


Using proprietary forms of research, C.A.S.E. selects companies after evaluating the current economic cycle, and identifying potentially attractive sectors, industries and company-specific circumstances.


C.A.S.E. blends both the growth and value styles of investing. It seeks large-cap and mid-cap companies with strong fundamentals, rising earnings growth rates, improving operating margins, meaningful institutional support and managements who are buying large amounts of their own company's shares.


The portfolio's assets are invested in companies whose stocks are traded on national exchanges or over-the-counter markets. C.A.S.E. focuses on companies that are fundamentally strong compared to other companies in the same industry, the same sector and the broad market.

C.A.S.E. applies its proprietary forms of research to companies that exhibit superior products and above-average growth rates along with sound management and financials.


Each company selected for the portfolio is monitored against more than two dozen measures of financial strength, including:

     o Insiders' activity

     o Market style leadership

     o Earnings surprise

     o Analysts' change in earnings projections

     o Return on equity

     o 5-year earnings-per-share growth rate

     o Price-earnings ratio

     o Price-to-book ratio

     o Price-to-cash flow

     o Institutional activity and holdings

     o Relative strength price change

     o Price-to-200-day moving average

     o Price-to-historical rising inflation

     o Price-to-declining U.S. dollar

     o Earnings projected change

     o Quarterly earnings per-share growth rate


Stocks are sold when C.A.S.E. views them as overvalued, or when C.A.S.E. feels the stocks have lost their strong fundamentals.



In seeking to achieve the investment objective of the portfolio, C.A.S.E. will make investment decisions without giving consideration to the turnover rate of the portfolio. As a result, the turnover rate of the portfolio may be higher than other comparable portfolios. Consequently, the portfolio may incur higher transaction related expenses than portfolios that do not engage in frequent trading.



NWQ VALUE EQUITY

The portfolio's sub-adviser, NWQ Investment Management Company, Inc. (NWQ), seeks to achieve its objective by investing principally in:


o Common stocks

                                 Prospectus 14

To a lesser extent, NWQ may invest portfolio assets in:


o Money market and short-term instruments (Treasury Bills)


o ADRs and exchange listed foreign stocks


NWQ employs a value-oriented approach to investing, utilizing a "bottom-up" discipline and invests in undervalued companies where catalysts exist to unlock value or improve profitability.


NWQ uses statistical measures to look for above-average stock valuations, screening for below-average price-to-earnings and price-to-book ratios, above-average dividend yields and strong financial stability.


In addition, NWQ uses normalized earnings to value cyclical companies, focuses on quality of earnings, and looks for investment in relative value. The portfolio is diversified across industries and sectors with strong long-term fundamentals. NWQ's selection process focuses on companies that are beneficiaries of restructurings or consolidations, as well as those with strong management.


The portfolio consists primarily of mid-capitalization to large capitalization companies. NWQ considers the following when making a security selection:

     o Below-average price-to-earnings ratios

     o Below-average price-to-book

     o Strong financial stability

     o Industries/sectors with strong long-term fundamentals

     o Leading/strong market positions

     o Uses earnings averaged over both strong and weak periods in evaluating cyclical companies



/warning sign/  RISKS


The principal risks of investing in Growth Equity Portfolios that may adversely affect your investment are described below. (Not all of these risks apply to each Growth Equity Portfolio. See the chart below for the principal risks of your portfolio.) Please note that there are many other circumstances which could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks," beginning on page 35, and the Fund's SAI for more information about the risks associated with investing in the Growth Equity Portfolios.


                                PRINCIPAL RISKS
                            GROWTH EQUITY PORTFOLIOS


                                                               NWQ
RISKS                      JANUS     GE U.S.     C.A.S.E.     VALUE
----------------------    GROWTH      EQUITY      GROWTH      EQUITY
STOCKS                        X           X            X          X
CONVERTIBLES                                           X
PROPRIETARY RESEARCH                      X            X
STYLE RISK                    X           X            X          X



o STOCKS



While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.



Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio may go up and down.

o CONVERTIBLES

As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock.



                                 Prospectus 15

o PROPRIETARY RESEARCH


Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.


o STYLE RISK



Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may underperform other portfolios that employ a different style. A portfolio also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

     o GROWTH INVESTING RISK


       Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth oriented funds will typically underperform when value investing is in favor.


YOU MAY LOSE MONEY IF YOU INVEST IN ANY OF THE GROWTH EQUITY PORTFOLIOS.




/chess piece/  INVESTOR PROFILES



JANUS GROWTH
For the investor who wants capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.



GE U.S. EQUITY


For the investor who seeks long-term growth from a diversified portfolio that combines "value" and "growth" investment management styles. As a result, the portfolio will have characteristics similar to the S&P 500. The investor should be comfortable with the price fluctuations of a stock portfolio and be willing to accept higher short-term risk for potential long-term returns.



C.A.S.E. GROWTH


For the investor who seeks growth on a quarterly basis, but wants a diversified portfolio that seeks to have investments in companies that have below market risk characteristics. The investor should be comfortable with the price fluctuations of a stock portfolio.


NWQ VALUE EQUITY


For the investor who seeks both capital preservation and long-term capital appreciation and who can tolerate fluctuations inherent in stock investing.

                                 Prospectus 16

/graph/ PORTFOLIO PERFORMANCE


The bar charts and tables below give an indication of the portfolios' risks and performance. The charts show changes in a portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The tables show how a portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.


WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

 JANUS GROWTH

59.79%  2.35%   3.97% (8.31)%  47.12%  17.96%  17.54%   64.47%  59.67%  (28.94)%
1991    1992    1993   1994     1995    1996    1997     1998    1999     2000


--------------------------------------------------------------------------------

         HIGHEST AND LOWEST RETURN
           (Quarterly 1991-2000)
-------------------------------------------
                             QUARTER ENDED
Highest     33.08 %               12/31/99
Lowest       (26.94)%             12/31/00

--------------------------------------------------------------------------------

               AVERAGE ANNUAL TOTAL RETURNS
               (through December 31, 1999)
----------------------------------------------------------
                         1 YEAR       5 YEARS     10 YEARS
Janus Growth         (28.94)%         20.94%       19.49%
S&P 500 Composite
   Stock Index       (9.10)%          18.33%       17.46%

--------------------------------------------------------------------------------


 GE U.S. EQUITY

27.01%   22.87%   18.41%    (0.79)%
1997     1998     1999      2000

  --------------------------------------------------------------------

         HIGHEST AND LOWEST RETURN
           (Quarterly 1997-2000)
-------------------------------------------
                             QUARTER ENDED
Highest     19.59 %          12/31/98
Lowest       (10.14)%        9/30/98

--------------------------------------------------------------------------------

             AVERAGE ANNUAL TOTAL RETURNS
             (through December 31, 2000)
------------------------------------------------------
                                           SINCE
                                         INCEPTION
                        1 YEAR       (JANUARY 2, 1997)
GE U.S. Equity            (.79)%               16.39%
S&P 500 Composite
   Stock Index           (9.10)%               17.21%

--------------------------------------------------------------------------------

                                 Prospectus 17

 C.A.S.E. GROWTH


17.50%   15.03%   2.47%    33.84%    (20.72)%
1996     1997     1998     1999      2000

  --------------------------------------------------------------------

         HIGHEST AND LOWEST RETURN
           (Quarterly 1996-2000)
-------------------------------------------
                             QUARTER ENDED
Highest     26.60 %          12/31/98
Lowest       (22.50)%        9/30/98

--------------------------------------------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURNS
                 (through December 31, 2000)
--------------------------------------------------------------
                                                     SINCE
                                                   INCEPTION
                         1 YEAR      5 YEARS     (MAY 1, 1995)
C.A.S.E. Growth        (20.72)%      8.00%             10.63%
Wilshire 5000 Total
   Market Index        (10.89)%     16.68%             18.67%

--------------------------------------------------------------------------------



 NWQ VALUE EQUITY


25.04%   (4.78)%  7.95%     15.19%
1997     1998     1999      2000

  --------------------------------------------------------------------

        HIGHEST AND LOWEST RETURN
          (Quarterly 1997-2000)
------------------------------------------
                            QUARTER ENDED
Highest       16.23%              6/30/99
Lowest       (17.95)%             9/30/98

--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS
            (through December 31, 2000)
---------------------------------------------------
                                          SINCE
                                        INCEPTION
                         1 YEAR       (MAY 1, 1996)
NWQ Value Equity     15.19 %              11.69%
S&P 500 Composite
   Stock Index        (9.10)%             18.04%

--------------------------------------------------------------------------------



                                 Prospectus 18

 BALANCED PORTFOLIOS


DEAN ASSET ALLOCATION (formerly WRL Dean Asset Allocation)
LKCM STRATEGIC TOTAL RETURN (formerly WRL LKCM Strategic Total Return)


FEDERATED GROWTH & INCOME (formerly WRL Federated Growth & Income)

AEGON BALANCED (formerly WRL AEGON Balanced)



THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES CERTAIN BALANCED PORTFOLIOS OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS. FOR FURTHER INFORMATION ON THESE PORTFOLIOS, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 35, AND THE FUND'S SAI.




/target/ OBJECTIVES


DEAN ASSET ALLOCATION
The objective of this portfolio is to seek preservation of capital and competitive investment returns.


LKCM STRATEGIC TOTAL RETURN


The objective of this portfolio is to provide current income, long-term growth of income and capital appreciation.



FEDERATED GROWTH & INCOME

This portfolio seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)



AEGON BALANCED

This portfolio seeks preservation of capital, reduced volatility, and superior long-term risk-adjusted returns.

   WHAT IS A BALANCED PORTFOLIO?
   A balanced portfolio generally tries to balance three different objectives: moderate long-term growth of capital, moderate income, and moderate stability in an investor's principal. To reach these goals, balanced portfolios invest in a mixture of stocks, bonds and money market instruments.




/chess piece/  POLICIES AND STRATEGIES


DEAN ASSET ALLOCATION

The portfolio's sub-adviser, Dean Investment Associates (Dean), seeks to achieve the portfolio's investment objective by investing principally in:

o Income-producing common and preferred stocks

o Debt obligations of U.S. issuers, some of which will be convertible into common stocks

o U.S. Treasury bonds, notes and bills

o Money market funds


o Covered call options and put options


In selecting stocks, Dean focuses on high-quality, liquid, large capitalization stocks, using a bottom-up screening process to identify stocks that are statistically undervalued. Dean's ultimate goal is to choose stocks whose price has been driven down by a market that has over-reacted to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Index, a widely recognized unmanaged index of market performance which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $9.9 billion; the median market capitalization was approximately $3.7 billion. The smallest company in the index had an approximate market capitalization of $1.4 billion.


Dean employs an investment technique called "asset allocation," which shifts assets from one class of


                                 Prospectus 19
investment to another (such as from equity to debt) when it anticipates changes in market direction.


Dean will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds (up to 10% of total assets).


Dean has developed forecasting models to predict movements in the stock market for both short (12 to 18-month) and long (3 to 5-year) time periods. These models help compare the risks and rewards Dean anticipates in holding stocks versus debt instruments and money market funds. Such techniques may result in increased portfolio expenses such as brokerage fees.


Thus, the models determine when Dean is to "tactically" adjust the portfolio's asset allocation among stocks, bonds, U.S. debt obligations and money market funds.


LKCM STRATEGIC TOTAL RETURN

The portfolio's sub-adviser, Luther King Capital Management Corporation (LKCM), seeks to achieve the portfolio's investment objective by investing primarily in:

o Common stocks

o Corporate bonds

o Convertible preferred stocks

o Corporate convertible bonds

o U.S. Treasury Notes

The portfolio seeks to invest in a blend of equity and fixed-income securities to achieve a balance of capital appreciation and investment income while limiting volatility. The portfolio will also invest in convertible securities, which have both equity and fixed-income characteristics. In choosing such securities, LKCM looks for companies with strong fundamental characteristics. It considers factors such as:

     o Balance sheet quality

     o Cash flow generation

     o Earnings and dividend growth record and outlook

     o Profitability levels


In some cases, LKCM bases its selections on other factors. For example, some securities may be bought at an apparent discount to their appropriate value, with the anticipation that they'll increase in value over time.


The portfolio seeks to achieve an income yield greater than the average yield of the stocks in the S&P 500.


The portfolio invests mainly in the stocks and bonds of companies with established operating histories and strong fundamental characteristics. The majority of the stocks the portfolio buys will be listed on a national exchange or traded on NASDAQ or domestic over-the-counter markets.


LKCM closely analyzes a company's financial status and a security's valuation in an effort to control risk at the individual level. In addition, the growth elements of the portfolio's equity investments drive capital appreciation.



As part of its income-oriented strategy, LKCM expects to invest about 25% of the portfolio's assets in fixed-income securities, some of which will be convertible into common stocks, and no more than 20% of its assets in stocks that don't pay a dividend.



FEDERATED GROWTH & INCOME

The portfolio's sub-adviser, Federated Investment Counseling (Federated), seeks to achieve the portfolio's objective by investing principally in:


o Common stocks

o Convertible securities

o REITs


o Fixed income securities

o Foreign securities


Federated seeks total return by investing primarily in common stocks that provide the opportunity for capital appreciation or high dividend income. Federated seeks capital appreciation by investing primarily in undervalued, overlooked common stocks. These securities are generally trading at low historical valuations relative to the market and to industry peers. To achieve high current income, Federated seeks to invest in securities that offer higher dividends than the overall market. Convertible stocks and bonds, real estate investment trusts and securities issued by utility companies are generally the types of securities that Federated may emphasize in order to enhance the


                                 Prospectus 20
portfolio's dividend income. Federated may also invest a portion of the portfolio's assets in securities of companies based outside the U.S. to diversify the portfolio's holdings and to gain exposure to the foreign market.


Federated attempts to invest in securities that have defensive characteristics, i.e., securities that appear to have a low volatility in share price relative to the overall equity market. Federated also may emphasize investments in equity securities that provide high dividend income, which generally are less volatile stocks. Federated also may allocate a portion of the portfolio's assets in cash or government securities when the markets appear to be overpriced.



To identify companies for portfolio investment, Federated uses a model which looks at a company's financial and earnings strength, management skill and business prospects, and at the prospect of comparatively low volatility in share price. In addition, Federated performs traditional fundamental and credit analyses to select the most promising companies for the portfolio. Federated may emphasize investments in certain industry sectors that offer securities that have these attributes. To determine the timing of purchases and sales of portfolio securities, Federated looks at recent stock price performance.


   WHAT IS A TOP-DOWN APPROACH?

   When using a "top-down" approach, the portfolio manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.


AEGON BALANCED

This portfolio's sub-adviser, AEGON USA Investment Management, Inc. (AIMI), seeks to achieve the portfolio's objective by investing principally in:


o Common stocks (primarily of domestic large cap companies)


o U.S. Treasuries -- A series and investment grade corporate bonds



o Convertible securities


AIMI uses a top-down investment strategy to find stocks of medium to large capitalization companies that fit a value criteria. The process for selecting companies is based on fundamental analysis.



More specifically, AIMI looks at the industry structure, organizational structure, financial structure, and business prospects of each portfolio company. It then applies the analysis of these factors to financial forecasts which, in turn, drives the valuation of a company's stock. AIMI uses a two stage dividend discount model to value a company. Once AIMI initiates a position, it monitors and continually reassesses its prior analysis. When AIMI believes the price fully reflects its independent valuation or there is a significant change in the fundamentals of the company, the portfolio sells the security.



/warning sign/ RISKS


The principal risks of investing in these Balanced Portfolios that may adversely affect your investment are described below. (Not all of these risks apply to each Balanced Portfolio. See the chart below for the principal risks of your portfolio.) Please note that there are many other circumstances that could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks," beginning on page 35 and the Fund's SAI for more information about the risks associated with investing in Balanced Portfolios.



                                 Prospectus 21

                                PRINCIPAL RISKS
                              BALANCED PORTFOLIOS


RISKS                        DEAN ASSET     LKCM STRATEGIC        FEDERATED         AEGON
-------------------------    ALLOCATION      TOTAL RETURN      GROWTH & INCOME     BALANCED
STOCKS                               X                  X                   X            X
FIXED-INCOME SECURITIES              X                  X                   X            X
CONVERTIBLES                                            X                   X            X
FUTURES AND OPTIONS                  X
FOREIGN SECURITIES                                                          X



o STOCKS


While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Because the stocks a portfolio holds fluctuate in price, the value of your investment in a portfolio will go up and down.


o FIXED-INCOME SECURITIES


The value of these securities may change daily based on changes in the interest rate, and other market conditions and factors. The risks include:

     o Changes in interest rates

     o Length of time to maturity


     o Issuers defaulting on their obligations to pay interest or return principal


o FOREIGN SECURITIES



Investments in foreign securities involve risks relating to political, social and economic developments abroad as well as risks resulting from differences in regulations to which U.S. and foreign issuers and markets are subject. These risks include:

     o Changes in currency values

     o Currency speculation

     o Currency trading costs

     o Different accounting and reporting practices

     o Less information available to the public


     o Less (or different) regulation of securities markets


     o More complex business negotiations

     o Less liquidity

     o More fluctuations in market prices

     o Delays in settling foreign securities transactions


     o Higher costs for holding foreign securities (custodial fees)


     o Higher transaction costs

     o Vulnerability to seizure and taxes

     o Political instability and small markets

     o Different market trading days


o CONVERTIBLES



As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, to increase as interest rates decline.



o FUTURES AND OPTIONS


Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

     o Inaccurate market predictions

     o Imperfect correlation

     o Illiquidity

     o Tax considerations



The portfolios are not required to hedge their investments.


YOU MAY LOSE MONEY IF YOU INVEST IN ANY OF THE BALANCED PORTFOLIOS.



                                 Prospectus 22

/chess piece/  INVESTOR PROFILES


DEAN ASSET ALLOCATION

For the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt


LKCM STRATEGIC TOTAL RETURN


For the investor who wants current income with the prospect of income growth, plus the prospect of capital growth. The investor should be comfortable with the price fluctuations of a portfolio that invests in both equity and fixed-income securities.


FEDERATED GROWTH & INCOME

For the investor who seeks high current income and moderate capital appreciation and is willing to accept certain special risks associated with sector investing. (A sector is a broad grouping of specific industries.)


AEGON BALANCED

For the investor who wants capital growth and income from the same investment, but who also wants an investment which has the prospect of sustaining its interim principal value through maintaining a balance between equity and debt. This portfolio is not designed for investors who desire a consistent level of income.


                                 Prospectus 23

/graph/  PORTFOLIO PERFORMANCE

The bar charts and tables below give an indication of the portfolios' risks and performance. The charts show changes in a portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The tables show how a portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.


WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

 DEAN ASSET ALLOCATION



20.09%  14.42%   16.59%    8.33%   (5.64)%   17.55%
1995    1996     1997     1998     1999      2000

  --------------------------------------------------------------------

        HIGHEST AND LOWEST RETURN
          (Quarterly 1995-2000)
------------------------------------------
                            QUARTER ENDED
Highest     9.03 %                6/30/97
Lowest       (7.87)%              9/30/99

--------------------------------------------------------------------------------

                    AVERAGE ANNUAL TOTAL RETURNS
                     (through December 31, 2000)
---------------------------------------------------------------------
                                                          SINCE
                                                        INCEPTION
                            1 YEAR      5 YEARS     (JANUARY 3, 1995)
Dean Asset Allocation        17.55%       9.90%           11.55%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index                      10.12%       6.12%            7.60%
Russell 1000 Value
  Index                       7.01%      16.91%           20.25%

--------------------------------------------------------------------------------


 LKCM STRATEGIC TOTAL RETURN

(0.53)%    24.66%   15.00%   21.85%   9.64%    21.07%    (3.76)%
1994        1995    1996     1997     1998     1999      2000


--------------------------------------------------------------------------------

        HIGHEST AND LOWEST RETURN
          (Quarterly 1994-2000)
------------------------------------------
                            QUARTER ENDED
Highest     13.06 %         6/30/97
Lowest       (8.05)%        9/30/98

--------------------------------------------------------------------------------

                    AVERAGE ANNUAL TOTAL RETURNS
                    (through December 31, 2000)
--------------------------------------------------------------------
                                                          SINCE
                                                        INCEPTION
                            1 YEAR       5 YEARS     (MARCH 1, 1993)
LKCM Strategic Total
  Return                 (3.76)%          10.63%          11.41%
S&P 500 Composite
  Stock Index            (9.10)%          18.33%          17.25%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index                  10.12 %           6.12%           6.81%

--------------------------------------------------------------------------------

                                 Prospectus 24

 FEDERATED GROWTH & INCOME

25.25%  11.64%   24.65%   3.05%    (4.45)%   29.16%
1995    1996     1997     1998     1999      2000




  --------------------------------------------------------------------


        HIGHEST AND LOWEST RETURN
          (Quarterly 1995-2000)
------------------------------------------
                            QUARTER ENDED
Highest     12.15 %         6/30/99
Lowest       (7.99)%        3/31/99

--------------------------------------------------------------------------------

              AVERAGE ANNUAL TOTAL RETURNS
               (through December 31, 2000)
---------------------------------------------------------
                                               SINCE
                                             INCEPTION
                    1 YEAR     5 YEAR     (MARCH 1, 1994)
Federated
   Growth &
   Income          29.16%     12.09%              11.58%
Russell Mid Cap
   Value Index     19.18%     15.12%              15.25%

--------------------------------------------------------------------------------





 AEGON BALANCED

19.80%  10.72%   17.01%   6.93%    3.03%     5.83%
1995    1996     1997     1998     1999      2000



  --------------------------------------------------------------------

        HIGHEST AND LOWEST RETURN
          (Quarterly 1995-2000)
------------------------------------------
                            QUARTER ENDED
Highest     9.84 %          12/31/98
Lowest       (7.86)%        9/30/99

--------------------------------------------------------------------------------

                   AVERAGE ANNUAL TOTAL RETURNS
                    (through December 31, 2000)
-------------------------------------------------------------------
                                                         SINCE
                                                       INCEPTION
                           1 YEAR       5 YEARS     (MARCH 1, 1994)
AEGON Balanced               5.83%      8.61%             8.14%
S&P 500 Composite
   Stock Index              (9.10)%    18.33%            18.61%
Lehman Brothers
   Intermediate U.S.
   Government/
   Credit Index             10.12%      6.12%             6.38%

--------------------------------------------------------------------------------

                                 Prospectus 25

 FIXED-INCOME PORTFOLIO


AEGON BOND


THIS RISK/REWARD SUMMARY BRIEFLY DESCRIBES THE FIXED-INCOME PORTFOLIO OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO. FOR FURTHER INFORMATION ON THE PORTFOLIO, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 35, AND THE FUND'S SAI.



/target/  OBJECTIVES

AEGON BOND

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.


   WHAT IS A FIXED-INCOME PORTFOLIO?

   Fixed-income portfolios primarily invest in debt securities that pay interest. When the debt security is purchased, the portfolio owns "debt" and becomes an indirect creditor to the company or government that issued the bond.



/chess piece/  POLICIES AND STRATEGIES

AEGON BOND

The portfolio's sub-adviser, AEGON USA Investment Management, Inc. (AIMI) seeks to achieve the portfolio's objective by investing principally in:


o U.S. government securities obligations, including Treasury and Agency
  Securities

o Medium to high-quality corporate bonds


To a lesser extent AIMI may invest in:


o Mortgage-backed securities, including pass-through and Collateralized Mortgage Obligations (CMOs)

o Asset-backed securities

o U.S. dollar-denominated foreign bonds

o Short-term securities, including agency discount notes and commercial paper

AIMI takes an approach in the daily management of the portfolio that it considers to be conservative, striving to participate in the bond market's advances while preserving capital on the downside.



AIMI uses its Core Fixed-Income Strategy through which it draws from all of its organizational resources. AIMI utilizes a disciplined process to gather information on key factors for evaluation of the market environment.



The Fixed-Income Strategy Committee then sets policy directives that reflect AIMI's interest rate outlook and expectations for the relative performance of the major bond market sectors.


AIMI then selects securities that are considered by it to be most appropriate based on AIMI's findings.


/warning sign/  RISKS


The principal risks of investing in the Fixed-Income Portfolio that may adversely affect your investment are described below. Please note that there are many other circumstances that could adversely affect your investment and prevent a portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks" beginning on page 35 and the Fund's SAI for more information about the risks associated with investing in the Fixed-Income Portfolio.



o FIXED-INCOME SECURITIES


The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. The risks include:

     o Changes in interest rates

     o Length of time to maturity

    o Issuers defaulting on their obligations to pay interest or return principal (Credit Risk)


                                 Prospectus 26

o HIGH-YIELD/HIGH-RISK FIXED-INCOME SECURITIES

     o Credit risk

     o Greater sensitivity to interest rate movements than higher rated securities

     o More speculative than higher rated securities

     o Greater vulnerability to economic changes

     o Decline in market value in event of default

     o Less liquidity


o CREDIT RISK


The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.



o INTEREST RATE RISK


Bond prices rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond's price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction, which may affect the sub-adviser's ability to predict interest rate movements and select portfolio investments.


o MORTGAGE- AND OTHER ASSET-BACKED SECURITIES

    o Repayment sooner than stated maturity dates resulting in greater price and yield volatility than with traditional fixed-income securities

    o Prepayments resulting in lower return

    o Values may change based on creditworthiness of issuers

    o Interest rate risks


o PROPRIETARY RESEARCH


AIMI's proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.



/chess piece/  INVESTOR PROFILE

AEGON BOND


For the investor seeking current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.



                                 Prospectus 27

/graph/  PORTFOLIO PERFORMANCE


The bar chart and table below give an indication of the portfolio's risks and performance. The chart shows changes in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The table shows how the portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance.



WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

 AEGON BOND


18.85%  6.79%   13.38% (6.94)%  22.99%  0.14%  2.16%  9.32%  (2.94)%   10.89%
1991    1992    1993   1994     1995    1996   1997   1998    1999      2000

  --------------------------------------------------------------------

        HIGHEST AND LOWEST RETURN
          (Quarterly 1991-2000)
------------------------------------------
                            QUARTER ENDED
Highest     8.20 %                6/30/95
Lowest       (4.90)%              3/31/94

--------------------------------------------------------------------------------

              AVERAGE ANNUAL TOTAL RETURNS
              (through December 31, 2000)
--------------------------------------------------------
                         1 YEAR     5 YEARS     10 YEARS
AEGON Bond              10.89%       5.16%        7.80%
Lehman Brothers U.S.
   Government/Credit
   (LBGCB) Index        11.85%       6.24%        8.00%

--------------------------------------------------------------------------------

                                 Prospectus 28

 CAPITAL PRESERVATION PORTFOLIO


J.P. MORGAN MONEY MARKET


THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES THE CAPITAL PRESERVATION PORTFOLIO OF THE FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO. FOR FURTHER INFORMATION ON THE PORTFOLIO, PLEASE READ THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS," BEGINNING ON PAGE 35, AND THE FUND'S SAI.



/target/  OBJECTIVES

J.P. MORGAN MONEY MARKET

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

   WHAT IS A MONEY MARKET PORTFOLIO?

   A money market portfolio tries to maintain a share price of $1.00 while paying income to its shareholders. A stable share price protects your investment from loss ("preservation of principal"). If you need to sell your shares at any time, you should receive your initial investment plus any income that you have earned (thereby providing "liquidity"). However, a money market portfolio does not guarantee that you will receive your money back.

   A money market portfolio must follow SEC rules as to the investment quality, maturity, diversification and other features of the securities it purchases and the average remaining maturity of the securities cannot be greater than 90 days. The remaining maturity of a security is the period of time until the principal amount must be repaid.



/chess piece/  POLICIES AND STRATEGIES

J.P. MORGAN MONEY MARKET

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (J.P. Morgan) seeks to achieve the portfolio's objective by investing in:


o U.S. government obligations

o Domestic and certain foreign bank obligations including time deposits, certificates of deposit, bankers' acceptances and other bank obligations

o Asset-backed securities


o Repurchase and reverse repurchase agreements


J.P. Morgan will limit its investments to securities that present minimum credit risks, as determined by guidelines adopted by the Fund's Board. The portfolio may invest up to 25% of its total assets in securities of a single issuer if the securities will not be held for more than three business days.


The Fund's Board must approve or ratify any purchase of an unrated security or a security rated by only one nationally recognized statistical rating organization (NRSRO).


/warning sign/ RISKS


The principal risks of investing in the WRL J.P. Morgan Money Market portfolio that may adversely affect your investment are described below. Please note that there are circumstances which could adversely affect your investment and prevent the portfolio from achieving its objective, which are not described here. Please refer to the section entitled "Explanation of Strategies and Risks," beginning on page 35 and the Fund's SAI for more information about the risks associated with investing in the Capital Preservation Portfolio.



o U.S. GOVERNMENT OBLIGATIONS


The value of the U.S. government securities will fluctuate with changing interest rates. A decrease in interest rates generally results in an increase in the value of the securities and an increase in interest rates have the opposite effect.


o BANK OBLIGATIONS



Banks are subject to extensive governmental regulations that may affect an investment. The profitability of this industry is dependent on the availability and cost of capital funds for lending under prevailing money market conditions.




                                 Prospectus 29

Economic conditions and credit losses also affect this type of investment.


o ASSET-BACKED SECURITIES

    o Repayment sooner than stated maturity dates resulting in greater price and yield volatility than with traditional fixed-income securities

     o Prepayments resulting in lower return

    o Values may change based on creditworthiness of issuers

     o Interest rate risks


o REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


A repurchase agreement involves the purchase of a security by a portfolio and a simultaneous agreement (generally from a bank or broker-dealer) to repurchase that security back from the portfolio at a specified price and date upon demand. Repurchase agreements not terminable within seven days are considered illiquid securities.


Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.


A portfolio invests in a reverse repurchase agreement when it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. While a reverse repurchase agreement is outstanding, a portfolio will segregate with its custodian cash and other liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the portfolio for purposes of the 1940 Act.


Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets.


Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE THERE IS NO GUARANTEE THAT IT WILL BE ABLE TO DO SO. YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.


/chess piece/  INVESTOR PROFILE

J.P. MORGAN MONEY MARKET

For the investor who seeks current income, preservation of capital and maintenance of liquidity.


                                 Prospectus 30

/graph/ PORTFOLIO PERFORMANCE


The bar chart and table below give an indication of the portfolio's risks and performance. The chart shows changes in the portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The table shows how the portfolio's average annual return for the periods indicated compare to those of a broad measure of market performance.



WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A PORTFOLIO'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL DO IN THE FUTURE.

 J.P. MORGAN MONEY MARKET


5.25%   3.03%  2.45%  3.44%   5.40%   5.03%    5.24%    5.26%    4.64%    6.15%
1991    1992   1993   1994    1995    1996     1997     1998     1999      2000

  --------------------------------------------------------------------

     HIGHEST AND LOWEST RETURN
       (Quarterly 1991-2000)
------------------------------------
                      QUARTER ENDED
Highest     1.62%        6/30/00
Lowest      0.59%        6/30/93

--------------------------------------------------------------------------------

                                           AVERAGE ANNUAL TOTAL RETURNS
                                            (through December 31, 2000)
--------------------------------------------------------------------------------
                                      1 YEAR     5 YEARS     10 YEARS
J.P. Morgan
   Money Market                       6.15%       5.26%        4.58%
-------------------------------------------------------------------------------
7 DAY YIELD
-------------------------------------------------------------------------------
As of December 31, 2000               6.26%
-------------------------------------------------------------------------------

                                 Prospectus 31

BEFORE YOU CHOOSE AN INVESTMENT PORTFOLIO,
PLEASE CONSIDER . . .

 RISK/REWARD INFORMATION

All of the investment portfolios involve risk, but there is also the potential for reward. You can lose money -- and you can make money. The Fund portfolios are structured so that each offers a slightly different degree of risk and reward than others.


In this prospectus, we've arranged the portfolios in order of risk/ reward from highest to lowest. Notice the scale at the right. It covers the full spectrum of risk/reward of the portfolios described in this prospectus.


WHAT RISK/REWARD LEVEL IS FOR YOU? ASK YOURSELF THE FOLLOWING:


 (1) HOW WELL DO I HANDLE FLUCTUATIONS IN MY ACCOUNT VALUE?
       The higher a portfolio is on the risk/reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.


 (2) AM I LOOKING FOR A HIGHER RATE OF RETURN?
       Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a portfolio at the higher end of the spectrum may be right for you.


A final note: These portfolios are designed for long-term investment.


Each portfolio has an investment objective that it tries to achieve by following certain investment strategies and techniques. The objective can be changed without shareholder vote.


                                                    VAN KAMPEN EMERGING GROWTH

                                                       ALGER AGGRESSIVE GROWTH

                                                           THIRD AVENUE VALUE



                                                      GE INTERNATIONAL EQUITY
                                                                 JANUS GLOBAL



                                                                 JANUS GROWTH
                                                               GE U.S. EQUITY
                                                              C.A.S.E. GROWTH
                                                             NWQ VALUE EQUITY


                                                        DEAN ASSET ALLOCATION
                                                  LKCM STRATEGIC TOTAL RETURN
                                                     FEDERATED GROWTH & INCOME

                                                               AEGON BALANCED




                                                                   AEGON BOND



                                                      J.P. MORGAN MONEY MARKET


 Aggressive Equity    World Equity  Growth Equity   Balanced  Fixed-Income     Capital Preservation

 HIGHER              /arrow/          RISK/REWARD            /arrow/            LOWER


                                 Prospectus 32

 EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION


In the discussions of the individual portfolios on pages 2 through 33, you found descriptions of the strategies and risks associated with each. In those pages, you were referred to this section for a more complete description of the risks. For best understanding, first read the description of the portfolio you're interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.



/chess piece/

DIVERSIFICATION AND CONCENTRATION. The 1940 Act classifies investment companies as either diversified or non-diversified.


Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.



All of the portfolios (except Third Avenue Value) qualify as diversified funds under the 1940 Act. The diversified portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):



o As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some portfolios, in other types of cash items.


o As a fundamental policy, with respect to 75% of the total assets of a portfolio, the portfolio will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the portfolio's total assets.

o As a fundamental policy governing concentration, no portfolio will invest 25% or more of its assets in any one particular industry, other than U.S. government securities. (Shareholders will vote to approve this fundamental policy for certain portfolios at a special shareholders meeting on May 29, 2001.)



Third Avenue Value, reserves the right to become a diversified investment company (as defined by the 1940 Act).


/warning sign/

INVESTING IN COMMON STOCKS. Many factors cause common stocks to go up and down in price. A major one is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your portfolio holds stocks, there's a risk that some or all of them may be down in price when you choose to sell, causing you to lose money. This is called MARKET RISK.


/warning sign/

INVESTING IN PREFERRED STOCKS. Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. But if a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)


/warning sign/

INVESTING IN CONVERTIBLE SECURITIES, PREFERRED STOCKS, AND BONDS. Since preferred stocks and corporate bonds pay a stated return, their prices usually don't depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are CONVERTIBLE into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price as the common stock does, adding to their market risk.


                                 Prospectus 33

/warning sign/


VARIOUS INVESTMENT TECHNIQUES. Various investment techniques are utilized to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the portfolio of investment and are not used for leverage.



/warning sign/

GEI SHORT-TERM INVESTMENT FUND. The GE International Equity and GE U.S. Equity portfolios may invest in money market instruments directly or indirectly through investment in the GEI Short-Term Investment Fund (Investment Fund). The Investment Fund is advised by GEAM; GEAM charges no advisory fee to the Investment Fund, but other fees may be incurred which may result in a duplication of fees. Further information is included in the SAI.


/warning sign/


VOLATILITY. The more an investment goes up and down in price, the more VOLATILE it is. Volatility increases the market risk because even though your portfolio may go UP more than the market in good times, it may also go DOWN more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more.



/warning sign/

INVESTING IN BONDS. Like common stocks, bonds fluctuate in value, though the factors causing this fluctuation are different, including:

o CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.


o LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.


o DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

o DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price. Bonds that are rated below BBB by S&P, and below Ba by Moody's, are considered to be below investment grade. Moody's rates bonds in nine categories, from Aaa to C, with Aaa being the highest with least risk. S&P rates bonds in six categories, from AAA to D, with AAA being the highest.

o LOW RATING. High-yield/high-risk fixed-income securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative than higher rated bonds, have a greater vulnerability to economic changes and are less liquid. The market for such securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold and may diminish a portfolio's ability to obtain accurate market quotations when valuing the portfolio securities and calculating the portfolio's net asset value.

o LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such


                                 Prospectus 34
     bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

o LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up". In that case, the bond may be hard to sell or "liquidate" (convert to cash).

/warning sign/

INVESTING IN FOREIGN SECURITIES. These are investments offered by foreign companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:


o CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of the securities held by a portfolio could drop too, even if the securities are strong. In turn, the value of the shares of the portfolio could also drop. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.


o CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

o    ADRS/ADSS. Some portfolios also invest in American Depositary Receipts
     (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio incurs costs when it converts other currencies into dollars, and vice-versa.


o EURO CONVERSION. On January 1, 1999, certain participating countries in the European Economic Monetary Union adopted the "Euro" as their official currency. Other EU member countries may convert to the Euro at a later date. As of January 1, 1999, governments in participating countries issued new debt and redenominated existing debt in Euros; corporations chose to issue stocks or bonds in Euros or national currency. The new European Central Bank (the "ECB") will assume responsibility for a uniform monetary policy in participating countries. Euro conversion risks that could affect a portfolio's foreign investments include: (1) the readiness of Euro payment, clearing, and other operational systems; (2) the legal treatment of debt instruments and financial contracts in existing national currencies rather than the Euro; (3) exchange-rate fluctuations between the Euro and non-Euro currencies during the transition period of January
     1, 1999 through December 31, 2002 and beyond; (4) potential U.S. tax issues with respect to portfolio securities; and (5) the ECB's abilities to manage monetary policies among the participating countries; and (6) the ability of financial institution systems to process Euro transactions.

o DIFFERENT ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

o LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make lessinformation available to the public.

o LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.


o MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio may find it hard to enforce obligations or negotiate favorable brokerage commission rates.

o LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

o SETTLEMENT DELAYS. "Settlement" is the process of completing a securities transaction. In many countries, this process takes longer than it does in the U.S.


o HIGHER CUSTODIAL CHARGES. Fees charged by the Fund's custodian for holding shares are higher for foreign securities than that of domestic securities.


o HIGHER TRANSACTION COSTS. Fees charged by securities brokers are often higher for transactions involving foreign securities than domestic securities. Higher expenses, such as brokerage fees, may reduce the return a portfolio might otherwise achieve.

o VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit


                                 Prospectus 35
    movement of assets from the country. A portfolio's interest, dividends and capital gains may be subject to foreign withholding taxes.

o POLITICAL INSTABILITY AND SMALL EMERGING MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulations of banks and capital markets can be weak.

o DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading when U.S. markets are and asset values can change before your transaction occurs.

o HEDGING. A portfolio may, but will not necessarily, enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases, and sales of such securities.


/warning sign/

INVESTING IN FUTURES, OPTIONS AND DERIVATIVES. Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts involve additional risks and costs. Risks include:

o INACCURATE MARKET PREDICTIONS. If the sub-adviser is wrong in its expectation, for example, with respect to interest rates, securities prices or currency markets, the contracts could produce losses instead of gains.

o PRICES MAY NOT MATCH. Movements in the price of the financial contracts may be used to offset movements in the price of other securities you own. If those prices don't correlate or match closely, the benefits of the transaction might be diminished.


o ILLIQUID MARKETS. If there's no market for the contracts, the portfolio may not be able to control losses.



o TAX CONSEQUENCES. Sometimes the possibility of incurring high taxes on a transaction may delay closing out a position and limit the gains it would have produced.

/warning sign/


INVESTING IN SPECIAL SITUATIONS. Each portfolio may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then increase considerably in price, due to:

o A new product or process.
o A management change.
o A technological breakthrough.
o An extraordinary corporate event.
o A temporary imbalance in the supply of, and demand for, the securities of an issuer.

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of a portfolio's investment in a situation.


/chess piece/

CASH POSITION

A portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of short-term debt securities that are considered cash equivalents. This may be done as a temporary defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease.

/question mark/

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year.


Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes


                                 Prospectus 36
in interest rates or the credit standing of an issuer; or unforeseen developments.

The rate of portfolio turnover will not be a limiting factor when short-term investing is considered appropriate. Increased turnover rates result in higher brokerage costs and other transaction based expenses for a portfolio. These charges are ultimately borne by the policyholders.

/chess piece/


SHORT SALES


A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.



/question mark/  INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Fund's Board of Directors. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the Fund's SAI.


                                 Prospectus 37

 HOW THE FUND IS MANAGED AND ORGANIZED

/question mark/

HOW THE FUND IS MANAGED
AND ORGANIZED

The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Directors and executive officers of the Fund is contained in the SAI.


AEGON/Transamerica Fund Advisers, Inc. (AEGON/
Transamerica Advisers) (prior to May 1, 2001, WRL Investment Management, Inc.), located at 570 Carilon Parkway, St. Petersburg, Florida 33716, has served as the Fund's investment adviser since 1997. (Prior to this date, Western Reserve Life Assurance Co. of Ohio (Western Reserve) served as investment adviser to the Fund). The investment adviser is a direct, wholly-owned subsidiary of Western Reserve which is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly-owned by AEGON USA, Inc. (Great Companies, L.L.C. is an indirect subsidiary which is 30% owned by AEGON USA.) AEGON USA, Inc. is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.


Subject to the supervision of the Fund's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Fund; and maintaining all books and records required to be maintained by the investment adviser.


The Fund has received an order from the Securities and Exchange Commission that permits the Fund and the investment adviser, subject to certain conditions, and without the approval of shareholders to: (1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser; (2) materially change the terms of any sub-advisory agreement; and (3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.


As compensation for its services to the portfolios, the investment adviser receives monthly compensation at an annual rate of a percentage of the average daily net assets of each portfolio. The advisory fees for each portfolio are:



                                 ADVISORY
PORTFOLIO                          FEE
Janus Growth                      0.80%
AEGON Bond                        0.45%
Janus Global                      0.80%
J.P. Morgan Money Market          0.40%
AEGON Balanced                    0.80%
GE International Equity           1.00%
Third Avenue Value                0.80%
Van Kampen Emerging Growth        0.80%
LKCM Strategic Total Return       0.80%
Alger Aggressive Growth           0.80%
Federated Growth & Income         0.75%
Dean Asset Allocation             0.80%
C.A.S.E. Growth                   0.80%
NWQ Value Equity                  0.80%
GE U.S. Equity                    0.80%



EXPENSE REIMBURSEMENT

AEGON/Transamerica Advisers has entered into an expense limitation agreement with the Fund on behalf of each applicable portfolio, pursuant to which AEGON/Transamerica Advisers has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each


                                 Prospectus 38
applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Fund, on behalf of an applicable portfolio, will at a later date reimburse AEGON/Transamerica Advisers for operation expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless AEGON/Transamerica Advisers provides written notice to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to AEGON/Transamerica Advisers.


SUB-ADVISERS

Here is a listing of the sub-advisers and the portfolios they manage:



SUB-ADVISER     PORTFOLIO
Alger           Alger Aggressive Growth
GEAM            GE International Equity
                GE U.S. Equity
Janus           Janus Global
                Janus Growth
C.A.S.E.        C.A.S.E. Growth
NWQ             NWQ Value Equity
Dean            Dean Asset Allocation
AIMI            AEGON Bond
                AEGON Balanced
Van Kampen      Van Kampen Emerging
                Growth
EQSF            Third Avenue Value
LKCM            LKCM Strategic Total
                Return
J.P. Morgan     J.P. Morgan Money Market
Federated       Federated Growth &
                Income



DAY-TO-DAY MANAGEMENT OF THE INVESTMENTS IN EACH PORTFOLIO IS THE
RESPONSIBILITY OF THE PORTFOLIO MANAGER. THE PORTFOLIO MANAGERS OF THE FUND
ARE:


VAN KAMPEN EMERGING GROWTH

GARY M. LEWIS leads an investment team and is primarily responsible for the day to day management of this portfolio. Mr. Lewis has been senior vice president of VKAM since October, 1995. Previously, he served as vice president/portfolio manager of VKAM from 1989 to October 1995.



ALGER AGGRESSIVE GROWTH


DAVID D. ALGER has been employed by Alger since 1971 and has served as president since 1995. He has managed this portfolio since inception.


SEILAI KHOO has served as co-manager of this portfolio since June 2000. She has been employed by Alger as a senior research analyst since 1989, a senior vice president since 1995, and an executive vice president since 2000. Ms. Khoo also serves as a portfolio manager of other Alger funds.


THIRD AVENUE VALUE

MARTIN J. WHITMAN has served as portfolio manager of this portfolio since its inception. He is Chairman, President and Chief Executive Officer of the sub-adviser.


GE INTERNATIONAL EQUITY


RALPH R. LAYMAN has served as the head of a team of portfolio managers that has managed a portion of the portfolio's assets since its inception. Prior to May 1, 2000, GEAM was sub-adviser for one half of the portfolio's assets. Mr. Layman joined GEAM in 1991 as an executive vice president for international investments.



JANUS GLOBAL

HELEN YOUNG HAYES, CFA and LAURENCE CHANG, CFA have served as co-portfolio managers of this portfolio since January 2000. Ms. Hayes previously served as manager of this portfolio since its inception. She has been employed by Janus since 1987.


Mr. Chang has been employed by Janus since 1993. Before joining Janus, Mr. Chang was a project director at the National Security Archive.



                                 Prospectus 39

JANUS GROWTH



EDWARD KEELY has served as manager of this portfolio since January 2000. He previously served as co-portfolio manager of this portfolio since January 1999. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders.



C.A.S.E GROWTH



This portfolio is managed by a team of professionals, called the Portfolio Management Committee. WILLIAM E. LANGE is the head manager of this Committee. He has been president of C.A.S.E. since 1984.



GE U.S. EQUITY



EUGENE K. BOLTON leads a team of portfolio managers for this portfolio. He has served in that capacity since the portfolio's inception. Mr. Bolton joined GEAM in 1984 as Chief Financial Officer and has been a portfolio manager since 1986.




NWQ VALUE EQUITY



E. C. "TED" FRIEDEL has been the senior manager of this portfolio since inception. He has been a managing director and investment strategist with NWQ since 1983.


JON D. BOSSE became co-manager of the portfolio in January, 2001. Mr. Bosse joined NWQ in October, 1996 as Director of Equity Research and Managing Director. Prior to joining NWQ, he served as Director of Equity Research and portfolio manager at ARCO Investment Management Company.



DEAN ASSET ALLOCATION



JOHN C. RIAZZI, CFA serves as portfolio manager of this portfolio.


Mr. Riazzi served as co-portfolio manager of the portfolio from its inception through October 1999 at which time he became sole manager. He joined Dean in 1989 and serves as president and chief investment officer.



LKCM STRATEGIC TOTAL RETURN



LUTHER KING, JR., CFA and SCOT C. HOLLMANN, CFA have co-managed this portfolio since inception.


Mr. King has been a portfolio manager and the president of Luther King since
1979.

Mr. Hollmann has been a portfolio manager and vice president of Luther King since 1983.



FEDERATED GROWTH & INCOME



STEVEN J. LEHMAN, CFA and J. THOMAS MADDEN, CFA, serve as co-portfolio managers of this portfolio.


Mr. Lehman has served as co-portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.


Mr. Madden has served as co-portfolio manager since May 2001. Mr. Madden joined Federated as a Senior Portfolio Manager in 1977 and has been an Executive Vice President of Federated since 1994 and as a Director since 1999.



AEGON BALANCED



MICHAEL VAN METER has served as the senior portfolio manager of this portfolio since inception. Mr. Van Meter has been employed by VMF Capital, LLC (VMF) since July, 1998. Prior to joining VMF, Mr. Van Meter was employed by AIMI.



AEGON BOND



CLIFFORD A. SHEETS, CFA and DAVID R. HALFPAP, CFA have served as co-portfolio managers of this portfolio since January 2000. Mr. Sheets previously served as a co-portfolio manager of this portfolio since 1998, and prior to that date, as manager since the portfolio's inception. Mr. Sheets joined AIMI in 1990.


Mr. Halfpap has been employed by AIMI since 1975 and is currently a senior vice president.



J.P. MORGAN MONEY MARKET



JOHN T. DONOHUE and MARK SETTLES have served as co-portfolio managers of this portfolio since January 2000. Mr. Donohue has been employed by J.P. Morgan since 1997 and is a portfolio manager in the Fixed Income Group. He previously served as senior money market trader. Mr. Donohue was a portfolio manager at Goldman Sachs for 10 years prior to his employment at J.P. Morgan.


MR. SETTLES is a product portfolio manager in the Short Term Fixed Income Group at J.P. Morgan. Previously, he spent five years trading dollar and euro-denominated fixed income products on J.P. Morgan's New York and London trading desks.



                                 Prospectus 40

 PERFORMANCE INFORMATION

YIELD

Yield quotations for the AEGON Bond portfolio refer to the income generated by a hypothetical investment in the portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.


TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a portfolio held for a stated period of time as of a stated ending date. When a portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a portfolio's investment advisory fees and direct portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the portfolio when made.


SIMILAR SUB-ADVISER PERFORMANCE


A portfolio may disclose in advertisements, supplemental sales literature, and reports to policyowners or to prospective investors total returns of an existing SEC-registered fund that is managed by the portfolio's sub-adviser and that has investment objectives, policies, and strategies substantially similar to those of such portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE DESIGNATED PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AS THE DESIGNATED PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. Each portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund. There can be no assurance, and no representation is made, that the investment results of any portfolio will be comparable to the results of any of the Similar Sub-Adviser Funds or any other fund managed by AEGON/Transamerica Advisers or any sub-adviser.



The table below sets forth certain portfolios of the Fund and, for each portfolio's respective Similar Sub-Adviser Fund, the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 2000. These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar
Sub-Adviser Fund has higher total expenses than its corresponding portfolio of the Fund. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF ANY PORTFOLIOS.


THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES OR ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISERS FUNDS AS "SIMILAR SUB-ADVISED FUNDS.")


(See the SAI for more information about the portfolios' performance.)


                                 Prospectus 41

SIMILAR SUB-ADVISER FUND PERFORMANCE



                                                                                              AVERAGE ANNUAL TOTAL RETURN
                                                                                                  (WITH SALES LOADS)
                                                                                          -----------------------------------
                                         SIMILAR                                                                    10 YEARS
                                       SUB-ADVISER              INCEPTION       TOTAL                               OR SINCE
WRL PORTFOLIO                             FUND                     DATE        ASSETS       1 YEAR      5 YEARS     INCEPTION
-------------------------   --------------------------------   -----------   ----------   ----------   ---------   ----------
Janus Global                       Janus Worldwide(1)           5/15/91      $ 25.9B      (38.42)%      14.32%        17.10%
Alger Aggressive Growth              The Alger Fund             Class A      $282.8M      (31.14)%         N/A        19.06%
                             Capital Appreciation Portfolio     12/31/96
                                    Class A Shares(2)
Van Kampen Emerging                    Van Kampen               Class A      $ 15.8B      (16.46)%      26.82%        25.40%
 Growth                            Emerging Growth(3)           10/2/70
Third Avenue Value                    Third Avenue              11/1/90      $  1.9B       20.76 %      16.41%        18.79%
                                      Value Fund(1)



(1) The Janus Worldwide Fund, and the Third Avenue Value Fund, do not have sales loads.

(2) Total returns are for Class A shares of The Alger Fund Capital Appreciation Portfolio and reflect a deduction of a 4.75% front-end sales load. The Portfolio also offers Class B and Class C shares with different sales loads. Calculating total return with those sales loads may have resulted in lower total returns. The inception dates for Class A, B and C shares are 12/31/96, 11/1/93 and 8/1/97, respectively.

(3) Total returns are for Class A shares of the Van Kampen Emerging Growth Fund and reflect a deduction of a 5.75% front end sales load and an annual
    12b-1 fee of up to 0.25%. The fund also has Class B and Class C shares with different sales loads and annual 12b-1 fees. Calculating total return with those sales loads may have resulted in lower total returns. The
    Fund's performance during the one-year period ended December 31, 1999 is largely attributable to investments in the technology sector, which performed favorably for the period. This performance was achieved during a rising market, and there is no guarantee that this performance record or the circumstances leading to it can be replicated in the future. As the Fund expects to have a substantial portion of its assets invested in equity securities of emerging growth companies, the Fund will be subject to more volatility and erratic movements than the market in general.



SIMILAR SUB-ADVISER FUND PERFORMANCE



                                                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                                                                    (WITHOUT SALES LOADS)
                                                                                             -----------------------------------
                                            SIMILAR                                                                    10 YEARS
                                          SUB-ADVISER              INCEPTION       TOTAL                               OR SINCE
WRL PORTFOLIO                                FUND                     DATE        ASSETS       1 YEAR      5 YEARS     INCEPTION
----------------------------   --------------------------------   -----------   ----------   ----------   ---------   ----------
Janus Global                          Janus Worldwide(3)           5/15/91      $ 25.9B      (38.42)%      14.32%        17.10%
Alger Aggressive Growth                The Alger Fund(1)           Class A      $282.8M      (27.71)%         N/A        20.51%
                                Capital Appreciation Portfolio     12/31/96
Van Kampen Emerging Growth                Van Kampen               Class A      $ 15.8B      (11.36)%      28.33%        26.14%
                                     Emerging Growth(1)(2)         10/2/70
Third Avenue Value                       Third Avenue              11/1/90      $  1.9B        20.76%      16.41%        18.79%
                                         Value Fund(3)



(1) The fund offers Class B and Class C shares as well. Returns for those classes may differ from those of

    Class A shares due to differing fee structures.
(2) The Fund's performance during the one-year period ended December 31, 1999 is largely attributable to investments in the technology sector, which performed favorably for the period. This performance was achieved during a rising market, and there is no guarantee that this performance record or the circumstances leading to it can be replicated in the future. As the Fund expects to have a substantial portion of its assets invested in equity securities of emerging growth companies, the Fund will be subject to more volatility and erratic movements than the market in general.

(3) The Janus Worldwide and Third Avenue Value Funds do not have sales loads.


                                 Prospectus 42

 OTHER INFORMATION


/question mark/  PURCHASE AND REDEMPTION
                 OF SHARES


As described earlier in the prospectus, shares of the portfolios are intended to be sold to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company (formerly PFL Life Insurance Company), AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)



/question mark/ VALUATION OF SHARES


Each portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open.

Net asset value (NAV) of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio. Share prices for any transaction are those next calculated after receipt of an order.


   WHAT IS NET ASSET VALUE?

   The net asset value of a portfolio share is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding in the portfolio.


Except for money market instruments maturing in 60 days or less, securities held by portfolios (other than the J.P. Morgan Money Market) are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Fund's Valuation Committee under the supervision of the Fund's Board.

Money market instruments maturing in 60 days or less, and all securities held in the J.P. Morgan Money Market, are valued on the amortized cost basis. Under this method, the NAV of the money market portfolio shares is expected to remain at a constant $1.00 per share, although there can be no assurance that the portfolio will be able to maintain a stable NAV. (See the SAI for details.)



/question mark/  DIVIDENDS AND DISTRIBUTIONS



Each portfolio intends to distribute substantially all of

its net investment income, if any. Dividends from investment income of a portfolio normally are declared daily and reinvested monthly in additional shares of the portfolio at net asset value. Distributions of net realized capital gains from security transactions normally are declared and paid in additional shares of the portfolio at the end of the fiscal year.


/question mark/  TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.



Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.


Section 817(h) of the Code and the regulations thereunder impose
"diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that



                                 Prospectus 43
may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.


The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.



/question mark/  REPORT TO POLICYHOLDERS



The fiscal year of each portfolio ends on December 31 of each year. The Fund will send to you, at least semi-annually, reports which show the portfolios' composition and other information. An annual report, with audited financial information, will be sent to you each year.




/question mark/  DISTRIBUTION AND
                SERVICE PLANS


The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Fund. The Plan permits the use of Fund assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Fund, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio as payment for actual expenses incurred in connection with the distribution of the shares of the portfolios. Because these fees are paid out of Fund assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

As of the date of this prospectus, the Fund has not paid any distribution fees under the Plan and does not intend to do so before April 30, 2002. You will receive written notice prior to the payment of any fees under the Plan.




/question mark/  BROKERAGE ENHANCEMENT PLAN



The Fund has adopted, subject to approval by shareholders at a Special Meeting on May 29, 2001 and in accordance with the substantive provisions of Rule 12b-1 under the 1940 Act, a Brokerage Enhancement Plan (the "Plan") for each of its portfolios. The Plan will use available brokerage commissions to promote the sale and distribution of each portfolio's shares. Under the Plan, the Fund will use recaptured commissions to pay for distribution expenses. Except for recaptured commissions, the portfolios do not incur any asset based or additional fees or charges under the Plan.


Under the Plan, the investment adviser will be authorized to direct sub-advisers to use certain broker-dealers for securities transactions. (The duty of best price and execution will still apply to these transactions.) These broker-dealers have agreed to give a percentage of their commissions from the sale and purchases of securities to AFSG.



                                 Prospectus 44

 FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND A PORTFOLIO'S FINANCIAL PERFORMANCE FOR THE PAST 5 YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO'S OPERATIONS). CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE PORTFOLIO SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN EACH PORTFOLIO (ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS). THE INFORMATION THROUGH DECEMBER 31, 2000 HAS BEEN DERIVED FROM FINANCIAL STATEMENTS AUDITED BY PRICEWATERHOUSECOOPERS LLP, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST BY CALLING THE FUND AT 1-800-851-9777.

                              FOR THE YEAR ENDED
                                                                       J.P. MORGAN MONEY MARKET
                                                                     =============================
                                                                             DECEMBER 31,
                                                                     -----------------------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of year .................................    $   1.00       $   1.00
                                                                        --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.06           0.05
  Net realized and unrealized gain (loss) on investments ...........        0.00           0.00
                                                                        --------       --------
   Net income (loss) from operations ...............................        0.06           0.05
                                                                        --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.06)         (0.05)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............        0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00
                                                                        --------       --------
   Total distributions .............................................       (0.06)         (0.05)
                                                                        --------       --------
Net asset value, end of year .......................................    $   1.00       $   1.00
                                                                        ========       ========
Total return .......................................................        6.15 %         4.63 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $319,945      $ 429,811
  Ratio of expenses to average net assets ..........................        0.44 %         0.44 %
  Ratio of net investment income (loss) to average net assets ......        5.97 %         4.81 %
  Portfolio turnover rate ..........................................      n/a            n/a



                              FOR THE YEAR ENDED
                                                                               J.P. MORGAN MONEY MARKET
                                                                     ============================================
                                                                                     DECEMBER 31,
                                                                     --------------------------------------------
                                                                          1998           1997           1996
                                                                     -------------- -------------- --------------
Net asset value, beginning of year .................................    $   1.00       $   1.00       $   1.00
                                                                        --------       --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.05           0.05           0.05
  Net realized and unrealized gain (loss) on investments ...........        0.00           0.00           0.00
                                                                        --------       --------       --------
   Net income (loss) from operations ...............................        0.05           0.05           0.05
                                                                        --------       --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.05)         (0.05)         (0.05)
  Dividends in excess of net investment income .....................        0.00           0.00           0.00
  Distributions from net realized gains on investments .............        0.00           0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00
                                                                        --------       --------       --------
   Total distributions .............................................       (0.05)         (0.05)         (0.05)
                                                                        --------       --------       --------
Net asset value, end of year .......................................    $   1.00       $   1.00       $   1.00
                                                                        ========       ========       ========
Total return .......................................................        5.26 %         5.24 %         5.03 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $169,731      $ 119,708      $ 122,114
  Ratio of expenses to average net assets ..........................        0.46 %         0.48 %         0.52 %
  Ratio of net investment income (loss) to average net assets ......        5.24 %         5.32 %         5.03 %
  Portfolio turnover rate ..........................................      n/a            n/a            n/a


                                                                              AEGON BOND
                                                                     =============================
                                                                             DECEMBER 31,
                                                                     -----------------------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of year .................................    $  10.61       $  11.59
                                                                        --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.67           0.64
  Net realized and unrealized gain (loss) on investments ...........        0.48          (0.97)
                                                                        --------       --------
   Net income (loss) from operations ...............................        1.15          (0.33)
                                                                        --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.62)         (0.65)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............        0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00
                                                                        --------       --------
   Total distributions .............................................       (0.62)         (0.65)
                                                                        --------       --------
Net asset value, end of year .......................................    $  11.14       $  10.61
                                                                        ========       ========
Total return .......................................................       10.89 %  (2.94)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $142,027      $ 153,885
  Ratio of expenses to average net assets ..........................        0.53 %         0.53 %
  Ratio of net investment income (loss) to average net assets ......        6.06 %         5.67 %
  Portfolio turnover rate ..........................................       45.26 %        26.40 %



                                                                                     AEGON BOND
                                                                     ==========================================
                                                                                    DECEMBER 31,
                                                                     ------------------------------------------
                                                                          1998           1997          1996
                                                                     -------------- -------------- ------------
Net asset value, beginning of year .................................    $  11.14       $  10.71      $  11.35
                                                                        --------       --------      --------
 Income from operations:
  Net investment income (loss) .....................................        0.64           0.65          0.64
  Net realized and unrealized gain (loss) on investments ...........        0.40           0.32         (0.64)
                                                                        --------       --------      --------
   Net income (loss) from operations ...............................        1.04           0.97          0.00
                                                                        --------       --------      --------
 Distributions:
  Dividends from net investment income .............................       (0.59)         (0.54)        (0.64)
  Dividends in excess of net investment income .....................        0.00           0.00          0.00
  Distributions from net realized gains on investments .............        0.00           0.00          0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00          0.00
                                                                        --------       --------      --------
   Total distributions .............................................       (0.59)         (0.54)        (0.64)
                                                                        --------       --------      --------
Net asset value, end of year .......................................    $  11.59       $  11.14      $  10.71
                                                                        ========       ========      ========
Total return .......................................................        9.32 %         9.16 %        0.14 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $170,744      $ 129,654     $ 95,759
  Ratio of expenses to average net assets ..........................        0.54 %         0.64 %        0.64 %
  Ratio of net investment income (loss) to average net assets ......        5.54 %         5.90 %        5.96 %
  Portfolio turnover rate ..........................................       51.60 %       213.03 %      187.72 %

PLEASE NOTE: PRIOR TO MAY 1, 2001, THE FUND WAS NAMED WRL SERIES FUND, INC. AND EACH PORTFOLIO IN THE FUND HAD "WRL" AS PART OF ITS NAME.

                                 Prospectus 45

 FINANCIAL HIGHLIGHTS

FOR THE YEAR ENDED



                                                                               JANUS GROWTH
                                                                     =================================
                                                                               DECEMBER 31,
                                                                     ---------------------------------
                                                                           2000             1999
                                                                     ---------------- ----------------
Net asset value, beginning of year .................................    $    78.00       $    59.94
                                                                        ----------       ----------
 Income from operations:
  Net investment income (loss) .....................................         (0.14)           (0.04)
  Net realized and unrealized gain (loss) on investments ...........        (21.10)           34.02
                                                                        ----------       ----------
   Net income (loss) from operations ...............................        (21.24)           33.98
                                                                        ----------       ----------
 Distributions:
  Dividends from net investment income .............................          0.00             0.00
  Dividends in excess of net investment income .....................         (0.10)           (1.17)
  Distributions from net realized gains on investments .............         (9.32)          (14.75)
  Distributions in excess of net realized gains on investments .....          0.00             0.00
                                                                        ----------       ----------
   Total distributions .............................................         (9.42)          (15.92)
                                                                        ----------       ----------
Net asset value, end of year .......................................    $    47.34       $    78.00
                                                                        ==========       ==========
Total return .......................................................        (28.94)%          59.67 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $2,957,087      $ 4,141,240
  Ratio of expenses to average net assets ..........................          0.82 %           0.82 %
  Ratio of net investment income (loss) to average net assets ......         (0.18)%          (0.05)%
  Portfolio turnover rate ..........................................         49.08 %          70.95 %



                                                                                        JANUS GROWTH
                                                                     ==================================================
                                                                                        DECEMBER 31,
                                                                     --------------------------------------------------
                                                                           1998             1997             1996
                                                                     ---------------- ---------------- ----------------
Net asset value, beginning of year .................................    $    36.84       $    35.00       $    31.66
                                                                        ----------       ----------       ----------
 Income from operations:
  Net investment income (loss) .....................................          0.12             0.31             0.34
  Net realized and unrealized gain (loss) on investments ...........         23.49             5.88             5.35
                                                                        ----------       ----------       ----------
   Net income (loss) from operations ...............................         23.61             6.19             5.69
                                                                        ----------       ----------       ----------
 Distributions:
  Dividends from net investment income .............................         (0.09)           (0.26)           (0.35)
  Dividends in excess of net investment income .....................          0.00             0.00            (0.01)
  Distributions from net realized gains on investments .............         (0.42)           (4.09)           (1.99)
  Distributions in excess of net realized gains on investments .....          0.00             0.00             0.00
                                                                        ----------       ----------       ----------
   Total distributions .............................................         (0.51)           (4.35)           (2.35)
                                                                        ----------       ----------       ----------
Net asset value, end of year .......................................    $    59.94       $    36.84       $    35.00
                                                                        ==========       ==========       ==========
Total return .......................................................         64.47 %          17.54 %          17.96 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $3,086,057      $ 1,839,453      $ 1,527,409
  Ratio of expenses to average net assets ..........................          0.83 %           0.87 %           0.88 %
  Ratio of net investment income (loss) to average net assets ......          0.25 %           0.80 %           0.98 %
  Portfolio turnover rate ..........................................         35.29 %          85.88 %          45.21 %



                                                                                JANUS GLOBAL
                                                                     ===================================
                                                                                DECEMBER 31,
                                                                     -----------------------------------
                                                                            2000              1999
                                                                     ------------------ ----------------
Net asset value, beginning of year .................................    $      37.46       $    23.71
                                                                        ------------       ----------
 Income from operations:
  Net investment income (loss) .....................................            0.02            (0.04)
  Net realized and unrealized gain (loss) on investments ...........           (6.06)           16.42
                                                                        ------------       ----------
   Net income (loss) from operations ...............................           (6.04)           16.38
                                                                        ------------       ----------
 Distributions:
  Dividends from net investment income .............................           (0.05)            0.00
  Dividends in excess of net investment income .....................           (0.85)            0.00
  Distributions from net realized gains on investments .............           (6.55)           (2.63)
  Distributions in excess of net realized gains on investments .....            0.00             0.00
                                                                        ------------       ----------
   Total distributions .............................................           (7.45)           (2.63)
                                                                        ------------       ----------
Net asset value, end of year .......................................    $      23.97       $    37.46
                                                                        ============       ==========
Total return .......................................................          (17.55)%          71.10 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $  1,717,573      $ 1,926,210
  Ratio of expenses to average net assets ..........................            0.89 %           0.92 %
  Ratio of net investment income (loss) to average net assets ......            0.06 %          (0.14)%
  Portfolio turnover rate ..........................................           82.42 %          68.10 %



                                                                                      JANUS GLOBAL
                                                                     ==============================================
                                                                                      DECEMBER 31,
                                                                     ----------------------------------------------
                                                                           1998            1997           1996
                                                                     ---------------- -------------- --------------
Net asset value, beginning of year .................................    $    19.04       $  18.12       $  15.52
                                                                        ----------       --------       --------
 Income from operations:
  Net investment income (loss) .....................................          0.05           0.08           0.08
  Net realized and unrealized gain (loss) on investments ...........          5.61           3.32           4.20
                                                                        ----------       --------       --------
   Net income (loss) from operations ...............................          5.66           3.40           4.28
                                                                        ----------       --------       --------
 Distributions:
  Dividends from net investment income .............................         (0.13)         (0.13)         (0.04)
  Dividends in excess of net investment income .....................          0.00          (1.01)         (0.17)
  Distributions from net realized gains on investments .............         (0.80)         (1.34)         (1.47)
  Distributions in excess of net realized gains on investments .....         (0.06)          0.00           0.00
                                                                        ----------       --------       --------
   Total distributions .............................................         (0.99)         (2.48)         (1.68)
                                                                        ----------       --------       --------
Net asset value, end of year .......................................    $    23.71       $  19.04       $  18.12
                                                                        ==========       ========       ========
Total return .......................................................         30.01 %        18.75 %        27.74 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $1,069,765      $ 785,966      $ 534,820
  Ratio of expenses to average net assets ..........................          0.95 %         1.00 %         0.99 %
  Ratio of net investment income (loss) to average net assets ......          0.23 %         0.41 %         0.46 %
  Portfolio turnover rate ..........................................         87.36 %        97.54 %        88.31 %


                                   Prospectus 46

 FINANCIAL HIGHLIGHTS

FOR THE YEAR ENDED




                                                                      LKCM STRATEGIC TOTAL RETURN
                                                                     =============================
                                                                             DECEMBER 31,
                                                                     -----------------------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of year .................................    $  16.85       $  16.40
                                                                        --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.35           0.34
  Net realized and unrealized gain (loss) on investments ...........       (0.97)          1.59
                                                                        --------       --------
   Net income (loss) from operations ...............................       (0.62)          1.93
                                                                        --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.32)         (0.35)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............       (1.01)         (1.13)
  Distributions in excess of net realized gains on investments .....        0.00           0.00
                                                                        --------       --------
   Total distributions .............................................       (1.33)         (1.48)
                                                                        --------       --------
Net asset value, end of year .......................................    $  14.90       $  16.85
                                                                        ========       ========
Total return .......................................................       (3.76)%        12.07 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $558,924      $ 624,416
  Ratio of expenses to average net assets ..........................        0.85 %         0.86 %
  Ratio of net investment income (loss) to average net assets ......        2.20 %         2.02 %
  Portfolio turnover rate ..........................................       51.66 %        45.42 %



                                                                             LKCM STRATEGIC TOTAL RETURN
                                                                     ============================================
                                                                                     DECEMBER 31,
                                                                     --------------------------------------------
                                                                          1998           1997           1996
                                                                     -------------- -------------- --------------
Net asset value, beginning of year .................................    $  15.62       $  13.97       $  12.86
                                                                        --------       --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.39           0.37           0.37
  Net realized and unrealized gain (loss) on investments ...........        1.09           2.68           1.56
                                                                        --------       --------       --------
   Net income (loss) from operations ...............................        1.48           3.05           1.93
                                                                        --------       --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.38)         (0.35)         (0.32)
  Dividends in excess of net investment income .....................        0.00          (0.03)          0.00
  Distributions from net realized gains on investments .............       (0.32)         (1.02)         (0.50)
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00
                                                                        --------       --------       --------
   Total distributions .............................................       (0.70)         (1.40)         (0.82)
                                                                        --------       --------       --------
Net asset value, end of year .......................................    $  16.40       $  15.62       $  13.97
                                                                        ========       ========       ========
Total return .......................................................        9.64 %        21.85 %        15.00 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $592,312      $ 526,577      $ 390,141
  Ratio of expenses to average net assets ..........................        0.86 %         0.88 %         0.91 %
  Ratio of net investment income (loss) to average net assets ......        2.43 %         2.43 %         2.72 %
  Portfolio turnover rate ..........................................       49.20 %        48.20 %        49.32 %




                                                                        VAN KAMPEN EMERGING GROWTH
                                                                     =================================
                                                                               DECEMBER 31,
                                                                     ---------------------------------
                                                                           2000             1999
                                                                     ---------------- ----------------
Net asset value, beginning of year .................................    $    46.01       $    26.92
                                                                        ----------       ----------
 Income from operations:
  Net investment income (loss) .....................................         (0.13)           (0.15)
  Net realized and unrealized gain (loss) on investments ...........         (4.55)           26.83
                                                                        ----------       ----------
   Net income (loss) from operations ...............................         (4.68)           26.68
                                                                        ----------       ----------
 Distributions:
  Dividends from net investment income .............................         (0.28)            0.00
  Dividends in excess of net investment income .....................         (0.13)           (0.21)
  Distributions from net realized gains on investments .............        (11.26)           (7.38)
  Distributions in excess of net realized gains on investments .....          0.00             0.00
                                                                        ----------       ----------
   Total distributions .............................................        (11.67)           (7.59)
                                                                        ----------       ----------
Net asset value, end of year .......................................    $    29.66       $    46.01
                                                                        ==========       ==========
Total return .......................................................        (11.92)%         105.16 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $1,840,848      $ 1,916,025
  Ratio of expenses to average net assets ..........................          0.85 %           0.87 %
  Ratio of net investment income (loss) to average net assets ......         (0.26)%          (0.44)%
  Portfolio turnover rate ..........................................        120.78 %         117.72 %



                                                                              VAN KAMPEN EMERGING GROWTH
                                                                     ============================================
                                                                                     DECEMBER 31,
                                                                     --------------------------------------------
                                                                          1998           1997           1996
                                                                     -------------- -------------- --------------
Net asset value, beginning of year .................................    $  20.37       $  18.46       $  16.25
                                                                        --------       --------       --------
 Income from operations:
  Net investment income (loss) .....................................       (0.08)         (0.05)         (0.04)
  Net realized and unrealized gain (loss) on investments ...........        7.56           4.03           3.10
                                                                        --------       --------       --------
   Net income (loss) from operations ...............................        7.48           3.98           3.06
                                                                        --------       --------       --------
 Distributions:
  Dividends from net investment income .............................        0.00           0.00           0.00
  Dividends in excess of net investment income .....................        0.00           0.00           0.00
  Distributions from net realized gains on investments .............       (0.93)         (2.07)         (0.85)
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00
                                                                        --------       --------       --------
   Total distributions .............................................       (0.93)         (2.07)         (0.85)
                                                                        --------       --------       --------
Net asset value, end of year .......................................    $  26.92       $  20.37       $  18.46
                                                                        ========       ========       ========
Total return .......................................................       37.33 %        21.45 %        18.88 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $853,440      $ 592,003      $ 431,454
  Ratio of expenses to average net assets ..........................        0.89 %         0.93 %         0.94 %
  Ratio of net investment income (loss) to average net assets ......       (0.36)%        (0.27)%        (0.24)%
  Portfolio turnover rate ..........................................       99.50 %        99.78 %        80.02 %


                                   Prospectus 47

 FINANCIAL HIGHLIGHTS

FOR THE YEAR ENDED



                                                                         ALGER AGGRESSIVE GROWTH
                                                                     ===============================
                                                                              DECEMBER 31,
                                                                     -------------------------------
                                                                          2000            1999
                                                                     -------------- ----------------
Net asset value, beginning of year .................................    $  33.28       $    22.44
                                                                        --------       ----------
 Income from operations:
  Net investment income (loss) .....................................       (0.09)           (0.15)
  Net realized and unrealized gain (loss) on investments ...........      (10.03)           14.95
                                                                        --------       ----------
   Net income (loss) from operations ...............................      (10.12)           14.80
                                                                        --------       ----------
 Distributions:
  Dividends from net investment income .............................       (0.32)           (0.16)
  Dividends in excess of net investment income .....................       (0.10)           (1.38)
  Distributions from net realized gains on investments .............       (2.82)           (2.42)
  Distributions in excess of net realized gains on investments .....       (0.36)            0.00
                                                                        --------       ----------
   Total distributions .............................................       (3.60)           (3.96)
                                                                        --------       ----------
Net asset value, end of year .......................................    $  19.56       $    33.28
                                                                        ========       ==========
Total return .......................................................      (31.33)%          69.02 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $ 907,696      $ 1,117,511
  Ratio of expenses to average net assets ..........................        0.86 %           0.89 %
  Ratio of net investment income (loss) to average net assets ......       (0.31)%          (0.56)%
  Portfolio turnover rate ..........................................      122.70 %         101.71 %



                                                                               ALGER AGGRESSIVE GROWTH
                                                                     ============================================
                                                                                     DECEMBER 31,
                                                                     --------------------------------------------
                                                                          1998           1997           1996
                                                                     -------------- -------------- --------------
Net asset value, beginning of year .................................    $  16.04       $  14.18       $  13.25
                                                                        --------       --------       --------
 Income from operations:
  Net investment income (loss) .....................................       (0.04)         (0.01)         (0.01)
  Net realized and unrealized gain (loss) on investments ...........        7.68           3.44           1.38
                                                                        --------       --------       --------
   Net income (loss) from operations ...............................        7.64           3.43           1.37
                                                                        --------       --------       --------
 Distributions:
  Dividends from net investment income .............................        0.00           0.00           0.00
  Dividends in excess of net investment income .....................       (0.05)         (0.42)         (0.19)
  Distributions from net realized gains on investments .............       (1.19)         (1.15)         (0.25)
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00
                                                                        --------       --------       --------
   Total distributions .............................................       (1.24)         (1.57)         (0.44)
                                                                        --------       --------       --------
Net asset value, end of year .......................................    $  22.44       $  16.04       $  14.18
                                                                        ========       ========       ========
Total return .......................................................       48.69 %        24.25 %        10.45 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $574,164      $ 336,166      $ 220,552
  Ratio of expenses to average net assets ..........................        0.91 %         0.96 %         0.98 %
  Ratio of net investment income (loss) to average net assets ......       (0.21)%        (0.06)%        (0.10)%
  Portfolio turnover rate ..........................................      117.44 %       136.18 %       101.28 %


                                                                            AEGON BALANCED
                                                                     =============================
                                                                             DECEMBER 31,
                                                                     -----------------------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of year .................................    $  12.66       $  12.54
                                                                        --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.24           0.26
  Net realized and unrealized gain (loss) on investments ...........        0.50           0.12
                                                                        --------       --------
   Net income (loss) from operations ...............................        0.74           0.38
                                                                        --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.25)         (0.26)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............        0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00
                                                                        --------       --------
   Total distributions .............................................       (0.25)         (0.26)
                                                                        --------       --------
Net asset value, end of year .......................................    $  13.15       $  12.66
                                                                        ========       ========
Total return .......................................................        5.83 %         3.03 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $111,373      $ 108,473
  Ratio of expenses to average net assets ..........................        0.88 %         0.89 %
  Ratio of net investment income (loss) to average net assets ......        1.85 %         2.06 %
  Portfolio turnover rate ..........................................       54.67 %        74.88 %



                                                                                  AEGON BALANCED
                                                                     ========================================
                                                                                   DECEMBER 31,
                                                                     ----------------------------------------
                                                                          1998          1997         1996
                                                                     ------------- ------------- ------------
Net asset value, beginning of year .................................    $ 12.01       $ 11.39      $ 10.63
                                                                        -------       -------      -------
 Income from operations:
  Net investment income (loss) .....................................       0.35          0.38         0.34
  Net realized and unrealized gain (loss) on investments ...........       0.47          1.56         0.80
                                                                        -------       -------      -------
   Net income (loss) from operations ...............................       0.82          1.94         1.14
                                                                        -------       -------      -------
 Distributions:
  Dividends from net investment income .............................      (0.28)        (0.36)       (0.28)
  Dividends in excess of net investment income .....................       0.00         (0.30)        0.00
  Distributions from net realized gains on investments .............       0.00         (0.66)       (0.10)
  Distributions in excess of net realized gains on investments .....      (0.01)         0.00         0.00
                                                                        -------       -------      -------
   Total distributions .............................................      (0.29)        (1.32)       (0.38)
                                                                        -------       -------      -------
Net asset value, end of year .......................................    $ 12.54       $ 12.01      $ 11.39
                                                                        =======       =======      =======
Total return .......................................................       6.93 %       17.10 %      10.72 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $95,000      $ 73,451     $ 49,331
  Ratio of expenses to average net assets ..........................       0.91 %        0.94 %       0.97 %
  Ratio of net investment income (loss) to average net assets ......       2.89 %        3.13 %       3.14 %
  Portfolio turnover rate ..........................................      83.94 %       77.06 %      76.90 %

                                   Prospectus 48

 FINANCIAL HIGHLIGHTS

FOR THE YEAR ENDED



                                                                      FEDERATED GROWTH & INCOME
                                                                     ============================
                                                                             DECEMBER 31,
                                                                     ----------------------------
                                                                          2000           1999
                                                                     -------------- -------------
Net asset value, beginning of year .................................    $  10.91      $  12.28
                                                                        --------      --------
 Income from operations:
  Net investment income (loss) .....................................        0.51          0.48
  Net realized and unrealized gain (loss) on investments ...........        2.65         (1.00)
                                                                        --------      --------
   Net income (loss) from operations ...............................        3.16         (0.52)
                                                                        --------      --------
 Distributions:
  Dividends from net investment income .............................       (0.63)        (0.73)
  Dividends in excess of net investment income .....................        0.00         (0.02)
  Distributions from net realized gains on investments .............       (0.01)        (0.10)
  Distributions in excess of net realized gains on investments .....        0.00          0.00
                                                                        --------      --------
   Total distributions .............................................       (0.64)        (0.85)
                                                                        --------      --------
Net asset value, end of year .......................................    $  13.43      $  10.91
                                                                        ========      ========
Total return .......................................................       29.16 %  (4.45)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $122,886     $ 76,280
  Ratio of expenses to average net assets ..........................        0.86 %        0.89 %
  Ratio of net investment income (loss) to average net assets ......        4.31 %        4.01 %
  Portfolio turnover rate ..........................................      147.18 %      117.14 %



                                                                            FEDERATED GROWTH & INCOME
                                                                     ========================================
                                                                                   DECEMBER 31,
                                                                     ----------------------------------------
                                                                          1998          1997         1996
                                                                     ------------- ------------- ------------
Net asset value, beginning of year .................................    $ 12.56      $  11.76      $ 11.12
                                                                        -------      --------      -------
 Income from operations:
  Net investment income (loss) .....................................       0.53          0.49         0.42
  Net realized and unrealized gain (loss) on investments ...........      (0.16)         2.35         0.87
                                                                        -------      --------      -------
   Net income (loss) from operations ...............................       0.37          2.84         1.29
                                                                        -------      --------      -------
 Distributions:
  Dividends from net investment income .............................      (0.55)        (0.43)       (0.33)
  Dividends in excess of net investment income .....................       0.00         (0.59)        0.00
  Distributions from net realized gains on investments .............      (0.10)        (1.02)       (0.32)
  Distributions in excess of net realized gains on investments .....       0.00          0.00         0.00
                                                                        -------      --------      -------
   Total distributions .............................................      (0.65)        (2.04)       (0.65)
                                                                        -------      --------      -------
Net asset value, end of year .......................................    $ 12.28      $  12.56      $ 11.76
                                                                        =======      ========      =======
Total return .......................................................       3.05 %       24.65 %      11.64 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $87,616     $ 60,492      $ 38,115
  Ratio of expenses to average net assets ..........................       0.90 %        0.96 %       1.00 %
  Ratio of net investment income (loss) to average net assets ......       4.35 %        3.84 %       3.73 %
  Portfolio turnover rate ..........................................      97.17 %      155.77 %      68.53 %


                                                                         DEAN ASSET ALLOCATION
                                                                     =============================
                                                                             DECEMBER 31,
                                                                     -----------------------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of year .................................    $  12.13       $  13.35
                                                                        --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.43           0.39
  Net realized and unrealized gain (loss) on investments ...........        1.68          (1.14)
                                                                        --------       --------
   Net income (loss) from operations ...............................        2.11          (0.75)
                                                                        --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.55)         (0.41)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............       (0.50)         (0.04)
  Distributions in excess of net realized gains on investments .....        0.00          (0.02)
                                                                        --------       --------
   Total distributions .............................................       (1.05)         (0.47)
                                                                        --------       --------
Net asset value, end of year .......................................    $  13.19       $  12.13
                                                                        ========       ========
Total return .......................................................       17.55 %        (5.64)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $215,675      $ 261,707
  Ratio of expenses to average net assets ..........................        0.87 %         0.87 %
  Ratio of net investment income (loss) to average net assets ......        3.42 %         2.99 %
  Portfolio turnover rate ..........................................       19.57 %        88.78 %



                                                                                DEAN ASSET ALLOCATION
                                                                     ============================================
                                                                                     DECEMBER 31,
                                                                     --------------------------------------------
                                                                          1998           1997           1996
                                                                     -------------- -------------- --------------
Net asset value, beginning of year .................................    $  13.61       $  12.61       $  11.49
                                                                        --------       --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.41           0.36           0.33
  Net realized and unrealized gain (loss) on investments ...........        0.71           1.72           1.33
                                                                        --------       --------       --------
   Net income (loss) from operations ...............................        1.12           2.08           1.66
                                                                        --------       --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.39)         (0.33)         (0.30)
  Dividends in excess of net investment income .....................        0.00          (0.19)          0.00
  Distributions from net realized gains on investments .............       (0.99)         (0.56)         (0.24)
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00
                                                                        --------       --------       --------
   Total distributions .............................................       (1.38)         (1.08)         (0.54)
                                                                        --------       --------       --------
Net asset value, end of year .......................................    $  13.35       $  13.61       $  12.61
                                                                        ========       ========       ========
Total return .......................................................        8.33 %        16.59 %        14.42 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $365,738      $ 302,745      $ 206,172
  Ratio of expenses to average net assets ..........................        0.86 %         0.87 %         0.90 %
  Ratio of net investment income (loss) to average net assets ......        2.93 %         2.65 %         2.78 %
  Portfolio turnover rate ..........................................       76.62 %        63.76 %        98.97 %

                                   Prospectus 49

 FINANCIAL HIGHLIGHTS

FOR THE YEAR ENDED



                                                                           C.A.S.E. GROWTH
                                                                     ===========================
                                                                            DECEMBER 31,
                                                                     ---------------------------
                                                                          2000          1999
                                                                     ------------- -------------
Net asset value, beginning of year .................................   $  15.70      $  12.99
                                                                       --------      --------
 Income from operations:
  Net investment income (loss) .....................................      (0.03)        (0.05)
  Net realized and unrealized gain (loss) on investments ...........      (2.95)         4.38
                                                                       --------      --------
   Net income (loss) from operations ...............................      (2.98)         4.33
                                                                       --------      --------
 Distributions:
  Dividends from net investment income .............................      (0.97)        (0.66)
  Dividends in excess of net investment income .....................      (1.02)        (0.96)
  Distributions from net realized gains on investments .............      (0.43)         0.00
  Distributions in excess of net realized gains on investments .....       0.00          0.00
                                                                       --------      --------
   Total distributions .............................................      (2.42)        (1.62)
                                                                       --------      --------
Net asset value, end of year .......................................   $  10.30      $  15.70
                                                                       ========      ========
Total return .......................................................     (20.72)%       33.84 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................   $ 72,350      $ 93,608
  Ratio of expenses to average net assets ..........................       1.00 %        1.00 %
  Ratio of net investment income (loss) to average net assets ......      (0.22)%       (0.36)%
  Portfolio turnover rate ..........................................     182.74 %      143.52 %



                                                                                 C.A.S.E. GROWTH
                                                                     ========================================
                                                                                   DECEMBER 31,
                                                                     ----------------------------------------
                                                                          1998          1997         1996
                                                                     ------------- ------------- ------------
Net asset value, beginning of year .................................   $  14.01      $  13.42      $  11.66
                                                                       --------      --------      --------
 Income from operations:
  Net investment income (loss) .....................................       0.02          0.04          0.12
  Net realized and unrealized gain (loss) on investments ...........       0.31          1.95          1.92
                                                                       --------      --------      --------
   Net income (loss) from operations ...............................       0.33          1.99          2.04
                                                                       --------      --------      --------
 Distributions:
  Dividends from net investment income .............................      (0.36)        (0.03)        (0.05)
  Dividends in excess of net investment income .....................      (0.90)        (1.23)         0.00
  Distributions from net realized gains on investments .............      (0.09)        (0.14)        (0.23)
  Distributions in excess of net realized gains on investments .....       0.00          0.00          0.00
                                                                       --------      --------      --------
   Total distributions .............................................      (1.35)        (1.40)        (0.28)
                                                                       --------      --------      --------
Net asset value, end of year .......................................   $  12.99      $  14.01      $  13.42
                                                                       ========      ========      ========
Total return .......................................................       2.47 %       15.03 %       17.50 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................   $ 69,401      $ 60,596      $ 26,559
  Ratio of expenses to average net assets ..........................       1.00 %        1.00 %        1.00 %
  Ratio of net investment income (loss) to average net assets ......       0.14 %        0.25 %        0.94 %
  Portfolio turnover rate ..........................................     205.28 %      196.50 %      160.27 %


                                                                           NWQ VALUE EQUITY
                                                                     =============================
                                                                             DECEMBER 31,
                                                                     -----------------------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of year .................................    $  12.77       $  12.12
                                                                        --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.15           0.10
  Net realized and unrealized gain (loss) on investments ...........        1.78           0.85
                                                                        --------       --------
   Net income (loss) from operations ...............................        1.93           0.95
                                                                        --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.18)         (0.10)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............       (0.05)          0.00
  Distributions in excess of net realized gains on investments .....       (0.10)         (0.20)
                                                                        --------       --------
   Total distributions .............................................       (0.33)         (0.30)
                                                                        --------       --------
Net asset value, end of year .......................................    $  14.37       $  12.77
                                                                        ========       ========
Total return .......................................................       15.19 %         7.95 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $144,818      $ 137,158
  Ratio of expenses to average net assets ..........................        0.88 %         0.90 %
  Ratio of net investment income (loss) to average net assets ......        1.10 %         0.77 %
  Portfolio turnover rate ..........................................       46.34 %        34.19 %



                                                                                  NWQ VALUE EQUITY
                                                                     ==========================================
                                                                                    DECEMBER 31,
                                                                     ------------------------------------------
                                                                          1998           1997         1996(A)
                                                                     -------------- -------------- ------------
Net asset value, beginning of year .................................    $  13.90       $  11.27      $ 10.00
                                                                        --------       --------      -------
 Income from operations:
  Net investment income (loss) .....................................        0.12           0.12         0.10
  Net realized and unrealized gain (loss) on investments ...........       (0.78)          2.69         1.23
                                                                        --------       --------      -------
   Net income (loss) from operations ...............................       (0.66)          2.81         1.33
                                                                        --------       --------      -------
 Distributions:
  Dividends from net investment income .............................       (0.13)         (0.09)       (0.04)
  Dividends in excess of net investment income .....................       (0.12)         (0.07)        0.00
  Distributions from net realized gains on investments .............       (0.62)         (0.02)       (0.02)
  Distributions in excess of net realized gains on investments .....       (0.25)          0.00         0.00
                                                                        --------       --------      -------
   Total distributions .............................................       (1.12)         (0.18)       (0.06)
                                                                        --------       --------      -------
Net asset value, end of year .......................................    $  12.12       $  13.90      $ 11.27
                                                                        ========       ========      =======
Total return .......................................................       (4.78)%        25.04 %      13.19 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $157,157      $ 173,435     $ 49,394
  Ratio of expenses to average net assets ..........................        0.89 %         0.89 %       1.00 %
  Ratio of net investment income (loss) to average net assets ......        0.89 %         0.90 %       0.89 %
  Portfolio turnover rate ..........................................       43.60 %        17.28 %       7.93 %

                                   Prospectus 50

 FINANCIAL HIGHLIGHTS

FOR THE YEAR ENDED



                                                                                    GE INTERNATIONAL EQUITY
                                                                     ======================================================
                                                                                          DECEMBER 31,
                                                                     ------------------------------------------------------
                                                                          2000          1999          1998        1997(B)
                                                                     ------------- ------------- ------------- ------------
Net asset value, beginning of year .................................   $  14.28       $ 12.07       $ 10.70      $ 10.00
                                                                       --------       -------       -------      -------
 Income from operations:
  Net investment income (loss) .....................................       0.04          0.04          0.03         0.02
  Net realized and unrealized gain (loss) on investments ...........      (2.15)         2.90          1.35         0.73
                                                                       --------       -------       -------      -------
   Net income (loss) from operations ...............................      (2.11)         2.94          1.38         0.75
                                                                       --------       -------       -------      -------
 Distributions:
  Dividends from net investment income .............................      (0.07)        (0.05)        (0.01)       (0.01)
  Dividends in excess of net investment income .....................      (0.12)         0.00          0.00        (0.04)
  Distributions from net realized gains on investments .............      (1.64)        (0.68)         0.00         0.00
  Distributions in excess of net realized gains on investments .....       0.00          0.00          0.00         0.00
                                                                       --------       -------       -------      -------
   Total distributions .............................................      (1.83)        (0.73)        (0.01)       (0.05)
                                                                       --------       -------       -------      -------
Net asset value, end of year .......................................   $  10.34       $ 14.28       $ 12.07      $ 10.70
                                                                       ========       =======       =======      =======
Total return .......................................................     (14.99)%       24.95 %       12.85 %       7.50 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................   $ 36,651       $33,579      $ 32,149     $ 19,795
  Ratio of expenses to average net assets ..........................       1.30 %        1.50 %        1.50 %       1.50 %
  Ratio of net investment income (loss) to average net assets ......       0.29 %        0.31 %        0.30 %       0.18 %
  Portfolio turnover rate ..........................................     111.83 %       99.77 %       71.74 %      54.33 %


                                                                                          GE U.S. EQUITY
                                                                     =========================================================
                                                                                           DECEMBER 31,
                                                                     ---------------------------------------------------------
                                                                          2000           1999           1998         1997(B)
                                                                     -------------- -------------- -------------- ------------
Net asset value, beginning of year .................................    $  15.79       $  14.42       $  12.23      $ 10.00
                                                                        --------       --------       --------      -------
 Income from operations:
  Net investment income (loss) .....................................        0.07           0.07           0.09         0.09
  Net realized and unrealized gain (loss) on investments ...........       (0.19)          2.55           2.69         2.60
                                                                        --------       --------       --------      -------
   Net income (loss) from operations ...............................       (0.12)          2.62           2.78         2.69
                                                                        --------       --------       --------      -------
 Distributions:
  Dividends from net investment income .............................       (0.11)         (0.18)         (0.15)       (0.04)
  Dividends in excess of net investment income .....................        0.00          (0.33)         (0.33)       (0.38)
  Distributions from net realized gains on investments .............       (0.56)         (0.74)         (0.11)       (0.04)
  Distributions in excess of net realized gains on investments .....       (0.02)          0.00           0.00         0.00
                                                                        --------       --------       --------      -------
   Total distributions .............................................       (0.69)         (1.25)         (0.59)       (0.46)
                                                                        --------       --------       --------      -------
Net asset value, end of year .......................................    $  14.98       $  15.79       $  14.42      $ 12.23
                                                                        ========       ========       ========      =======
Total return .......................................................       (0.79)%        18.41 %        22.87 %      27.01 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $205,761      $ 179,267      $ 110,803     $ 42,951
  Ratio of expenses to average net assets ..........................        0.88 %         0.93 %         1.05 %       1.30 %
  Ratio of net investment income (loss) to average net assets ......        0.42 %         0.46 %         0.67 %       0.75 %
  Portfolio turnover rate ..........................................       39.08 %        44.01 %        63.08 %      92.35 %

                                   Prospectus 51

 FINANCIAL HIGHLIGHTS

FOR THE YEAR ENDED



                                                                                    THIRD AVENUE VALUE
                                                                       ============================================
                                                                                       DECEMBER 31,
                                                                       --------------------------------------------
                                                                            2000            1999          1998(C)
                                                                       -------------   -------------   ------------
Net asset value, beginning of year .................................      $ 10.45         $  9.29        $ 10.00
                                                                          -------         -------        -------
 Income from operations:
  Net investment income (loss) .....................................         0.20            0.16           0.06
  Net realized and unrealized gain (loss) on investments ...........         3.50            1.28          (0.74)
                                                                          -------         -------        -------
   Net income (loss) from operations ...............................         3.70            1.44          (0.68)
                                                                          -------         -------        -------
 Distributions:
  Dividends from net investment income .............................        (0.12)          (0.28)         (0.03)
  Dividends in excess of net investment income .....................         0.00            0.00           0.00
  Distributions from net realized gains on investments .............        (0.32)           0.00           0.00
  Distributions in excess of net realized gains on investments .....         0.00            0.00           0.00
                                                                          -------         -------        -------
   Total distributions .............................................        (0.44)          (0.28)         (0.03)
                                                                          -------         -------        -------
Net asset value, end of year .......................................      $ 13.71         $ 10.45        $  9.29
                                                                          =======         =======        =======
Total return .......................................................        35.47 %         15.72 %    (6.84)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................      $92,742        $ 19,217       $ 18,206
  Ratio of expenses to average net assets ..........................         0.92 %          1.00 %         1.00 %
  Ratio of net investment income (loss) to average net assets ......         1.56 %          1.76 %         0.63 %
  Portfolio turnover rate ..........................................        24.05 %          9.56 %         4.35 %



                                 Prospectus 52

 FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS


Per share information has been computed using average shares outstanding throughout each period. Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year. Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the years ended December 31, 2000 and 1999, ratio of expenses to average net assets is net of the advisory fee waiver. For the years prior to 1999, ratio of expenses to average net assets is net of the advisory fee waiver and fees paid indirectly. Without the advisory fee waived by WRL Management(d) and the fees paid indirectly, ratio of expenses to average net assets for each period presented would be as follows (ratios are annualized for periods of less than one year):




                                                                      DECEMBER 31,
                                        ------------------------------------------------------------------------
PORTFOLIO                                   2000           1999           1998           1997           1996
-------------------------------------   ------------   ------------   ------------   ------------   ------------
J.P. Morgan Money Market ............           *              *              *              *              *
AEGON Bond ..........................           *              *              *              *              *
Janus Growth ........................           *           0.82 %            *              *              *
Janus Global ........................           *              *              *              *              *
LKCM Strategic Total Return .........           *              *              *              *              *
Van Kampen Emerging Growth ..........           *              *              *              *              *
Alger Aggressive Growth .............           *              *              *              *              *
AEGON Balanced ......................           *              *              *              *              *
Federated Growth & Income ...........           *              *              *              *              *
Dean Asset Allocation ...............           *              *              *              *              *
C.A.S.E. Growth .....................           *              *              *           1.14 %         1.70 %
NWQ Value Equity ....................           *              *              *              *           1.10 %
GE International Equity .............        1.66 %         1.84 %         1.96 %         3.14 %            **
GE U.S. Equity ......................           *              *              *           1.54 %            **
Third Avenue Value ..................           *           1.06 %         1.13 %            **             **



*   Ratio difference less than 0.01%.

**  Portfolio was not in existence during this period.
(a) The inception date of this portfolio was May 1, 1996.
(b)  The inception date of this portfolio was January 2, 1997.

(c) The inception date of this portfolio was January 2, 1998.
(d) Effective May 1, 2001, WRL Investment Managment, Inc. was renamed AEGON/Transamerica Fund Advisers, Inc.


                                 Prospectus 53

             ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2001, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.


             YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.


             OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.


             REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV.
             (WRL SERIES FUND FILE NO. 811-4419.)


             FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.



             (WRL SERIES FUND FILE NO. 811-4419.)